     As Filed with the Securities and Exchange Commission on April 30,1999

                                          Registration Nos. 33-1312 and 811-4453
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                     -------------------------------------

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                     Pre-Effective Amendment No. ___     [_]

                     Post-Effective Amendment No.  22    [X]
                                                  ---

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                              Amendment No. 24                    [X]

                               HSBC FUNDS TRUST
              (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio 43219
          (Address of Principal Executive Offices)        (Zip Code)

      Registrant's Telephone Number, including Area Code:  (800) 634-2536

                          Steven R. Howard, Secretary
                   Paul, Weiss, Rifkind, Wharton & Garrison,
                    1285 Avenue of the Americas, 23rd Floor
                           New York, New York  10019
                    (Name and Address of Agent for Service)

                          ---------------------------


It is proposed that this filing will become effective (check appropriate box):

             [X] immediately upon filing pursuant to paragraph (b)
                   ___  on (date) pursuant to paragraph (b)
                   75 days after filing pursuant to paragraph (a)

             [ ] on April 30, 1999 pursuant to paragraph (a) of Rule 485


                          --------------------------


================================================================================

                          HSBC Funds Trust Prospectus

                            [ARTWORK APPEARS HERE]

                             Cash Management Fund
                         Government Money Market Fund
                        U.S. Treasury Money Market Fund
                      New York Tax-Free Money Market Fund
                       Managed by HSBC Asset Management
                                Americas, Inc.

                                April 30, 1999



An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                   Question?
                          Call 1-800-634-2536 or your
                          Investment Representative.

            HSBC Funds Trust Prospectus    Table of Contents

                              Risk/Return Summary and Fund Expenses
-------------------------------------------------------------------
[GRAPHIC]
Carefully review this         3     Objective, Principal Investment
important section, which            Strategy and Principal Risks
summarizes each Fund's        5     Cash Management Fund
investments, risks, past      8     Government Money Market Fund
performance and fees.         11    U.S. Treasury Money Market Fund
                              14    New York Tax-Free Money Market
                                    Fund
                              Investment Objective, Strategies
                              and Risks
-------------------------------------------------------------------
[GRAPHIC]
Review this section for       17    Cash Management Fund
information on investment     18    Government Money Market Fund
strategies and their risks.   18    U.S. Treasury Money Market Fund
                              19    New York Tax-Free Money Market
                                    Fund
                              19    Risk Considerations
                              Fund Management
-------------------------------------------------------------------
[GRAPHIC]
Review this section for       22    The Investment Adviser
details on the people and     22    The Distributor and
organizations who oversee           Administrator
the Funds.
                              Shareholder Information
-------------------------------------------------------------------
[GRAPHIC]
Review this section for       23    Pricing of Fund Shares
                              24    Purchasing and Adding to Your
details on how shares are           Shares
valued, how to purchase,      27    Selling Your Shares
                              31    Distribution Arrangements/Sales
sell and exchange shares,           Charge
related charges and           35    Exchanging Your Shares
                              37    Dividends, Distributions and
payments of dividends and           Taxes
distributions.
                              Financial Highlights
-------------------------------------------------------------------
[GRAPHIC]
                              38
                              Back Cover
-------------------------------------------------------------------
[GRAPHIC]
                                    Where to learn more about this
                                    Fund

 Risk/Return Summary and Fund Expenses [GRAPHIC]



The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in the Funds, after this summary.

Each Fund has three different classes of shares; Class A shares, Class B shares, and Class C shares. All shares purchased prior to the introduction of multiple classes in May, 1999 are Class A shares. While all classes of shares are presented in this prospectus, only the Cash Management Fund currently offers Class B or Class C shares.

                      The investment objective of each Fund (except the New
 Objective            York Tax-Free Money Market Fund) is to provide as high a
                      level of current income as is consistent with preservation of capital and liquidity. New York Tax-Free
                      Money Market Fund seeks to provide as high a level of current income that is exempt from Federal, New York
                      State and New York City personal income taxes as is consistent with preservation of capital and liquidity.

 Principal Investment Strategy
                      The Funds are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Fund pursues its objective by investing in short-term, high-quality money market instruments:
                        . Cash Management Fund Invests in high quality
                          obligations of banks, the U.S. Government and corporations. The Fund may concentrate its investments in bank obligations.
                        . Government Money Market Fund Invests exclusively in
                          obligations of the U.S. Government and its agencies and related repurchase agreements.
                        . U.S. Treasury Money Market Fund Invests exclusively
                          in obligations of the U.S. Government and related repurchase agreements.

                        . New York Tax-Free Money Market Fund Invests in high
                          quality municipal securities that are exempt from Federal, New York State and New York City income taxes.

                      The principal risks of investing in the Funds are:
 Principal Risks        . Interest Rate Risk Risk that changes in interest
                          rates will affect the value of a Fund's investments in income-producing or fixed-

 Risk/Return Summary and Fund Expenses [GRAPHIC]



                         income or debt securities. Increases in interest rates may cause the value of a Fund's investments to decline.
                        . Credit Risk Risk that the issuer or guarantor of a
                          security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Funds' investments will have their credit ratings downgraded.

                        . Municipal Market Risk (New York Tax- Free Money
                          Market Fund) Risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

                      Other important things for you to note:
                        . Although the Funds seek to preserve the value of
                          your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                        . An investment in the Funds is not a deposit in a
                          bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who may want to invest?
                      Consider investing in the Funds if you:
                        . are seeking preservation of capital
                        . have a low risk tolerance
                        . are investing short-term reserves

                        . in the case New York Tax-Free Money Market, are an
                          individual seeking tax free income

                      These Funds will not be appropriate if you are:
                        . seeking high total returns
                        . pursuing a long-term goal or investing for
                          retirement

                        . investing through a tax advantaged retirement plan
                          or are not an individual (in the case of New York Tax-Free Money Market only)

Risk/Return Summary and Fund Expenses [GRAPHIC]

Performance Information


The Risk/Return
Summary of the Cash
Management Fund
includes a bar chart
showing the Fund's
annual returns and a
table showing the
Fund's average annual
returns. The bar
chart and table
provide an indication
of the historical
risk in each Fund by
showing:
 . changes in the
   Fund's
   performance from
   year to year for
   the past ten
   years in the bar
   chart; and
 . the Fund's
   average annual
   returns for one,
   five and ten year
   periods.

If fee waivers or
expense
reimbursements had
not been reflected in
both the chart and
the table, the Fund's
performance would
have been lower.
bar chart


Both the chart and
table assume
reinvestment of
dividends.


You may obtain
current yield
information for any
Fund by calling 1-
800-634-2563. Each
Fund's yield appears
in the Wall Street
Journal each
Thursday.



                  Cash Management
                  Fund


                  Bar Chart

Year-by-Year Total Returns as of 12/31 for Class A
                    Shares

                1989         9.09%
                1990         8.01%
                1991         5.92%
                1992         3.77%
                1993         3.11%
                1994         3.95%
                1995         5.41%
                1996         5.00%
                1997         5.18%
                1998         5.15%


Past performance does not
indicate how the Fund will
perform in the future.

                Best quarter:   Q3 1984 2.79%
                Worst quarter:  Q2 1983  .71%

                               Performance Table

 Average Annual Total Returns (for the periods ending December 31, 1998)*

                            Inception Date Past Year Past 5 Years Past 10 Years
                       --------------------------------------------------------
Cash Management Fund Class
A**                            6/30/82       5.15%      4.94%         5.45%
                       --------------------------------------------------------
Lipper Money Market Fund           N/A       4.86%      4.78%         5.22%

--------------------------------------------------------------------------------

 * As of December 31, 1998 the 7-day yield was 4.87%. Without expense limitations, the Fund's yield would have been 4.45% for this time period.
** Returns are for Class A shares only; Class B and C shares had not yet been offered prior to the date of this prospectus.

 Risk/Return Summary and Fund Expenses [GRAPHIC]


                                             Cash Management
                                             Fund

Fees and Expenses

As an investor in
the Cash Management
Fund, you will pay
the following fees
and expenses.
Shareholder
transaction fees
are paid from your
account. Annual
Fund operating
expenses are paid
out of Fund assets,
and are reflected
in the share price.


Contingent Deferred
Sales Charge

Some Fund share
classes impose a
back end sales
charge (load) if
you sell your
shares before a
certain period of
time has elapsed.
This is called
a Contingent
Deferred Sales
Charge.

             Shareholder
             Transaction
             Expenses
             (fees paid
             by you directly)                A Shares B Shares/1/ C Shares/2/
             Maximum sales charge (load)
             on purchases                      None      None        None
                     --------------------------------------------------------
             Maximum deferred sales charge
             (load)                            None    4.00%/3/    1.00%/4/
                     --------------------------------------------------------

             Annual Fund Operating
             Expenses (fees paid
             from Fund assets)               A Shares  B Shares    C Shares
             Management fee                    .35%      .35%        .35%
                     --------------------------------------------------------
             Administrative Services fee/5/    .15%      .15%        .15%
                     --------------------------------------------------------
             Distribution (12b-1) fee          .20%      .75%        .75%
                     --------------------------------------------------------
             Service Organization fee/6/       .35%      .50%        .50%
                     --------------------------------------------------------
             Other expenses                    .18%      .18%        .18%
                     --------------------------------------------------------
             Total Fund Operating expenses    1.23%      1.93%       1.93%
                     --------------------------------------------------------
             Fee Waivers & Expense
             Reimbursements/5/,/6/             .30%      .30%        .30%
                     --------------------------------------------------------
             Net Expense/7/                    .93%      1.63%       1.63%
                     --------------------------------------------------------

/1/Class B shares are not offered for sale but are only offered as an exchange option (see "Exchanging Your
  Shares").
/2/Class C shares can be purchased by customers of HSBC
   Bank USA Commercial Sweep. All other shareholders may exchange their Class C shares from another HSBC Fund to Class C shares of the Cash Management Fund.
/3/A CDSC on Class B shares declines over four years starting with year one and ending in year five from: 4%, 3%, 2%, 1%, and 0%.
/4/A CDSC of 1% applies to redemptions of Class C shares within the first year. This is being waived for customers of HSBC Bank USA Commercial Sweep.

/5/The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares.

/6/The Service Organization fee is being contractually limited to .10% for Class A shares and contractually limited to .25% for Class B and Class C shares.

/7/The contractual expense limitations are in effect through December 31, 1999.

 Risk/Return Summary and Fund Expenses [GRAPHIC]


                                                      Cash Management
                                                      Fund

Expense Example

Use the table to
compare fees and
expenses with those
of other Funds.
It illustrates the
amount of fees and
expenses you would
pay, assuming the
following:

  . $10,000
    investment
  . 5% annual
    return

  . no changes in
    the Fund's
    operating
    expenses
    except the
    expiration of
    the current
    contractual
    fee waiver on
    December 31,
    1999.

Because this
example is
hypothetical and
for comparison
only, your actual
costs will be
different.

                                      1 Year 3 Years 5 Years 10 Years
             Class A Shares
              Assuming redemption       $95   $361     $647   $1,462
                     ------------------------------------------------
             Class B Shares
              Assuming redemption      $566   $777   $1,014   $2,230
              Assuming no redemption   $166   $577   $1,014   $2,230
                     ------------------------------------------------
             Class C Shares
              Assuming redemption      $266   $577   $1,014   $2,230
              Assuming no redemption   $166   $577   $1,014   $2,230
                     ------------------------------------------------

 Risk/Return Summary and Fund Expenses [GRAPHIC]

                                              Government Money Market Fund

Performance Information


The Risk/Return
Summary of the
Government Money
Market Fund includes
a bar chart showing
the Fund's annual
returns and a table
showing the Fund's
average annual
returns. The bar
chart and table
provide an indication
of the historical
risk in each Fund by
showing:

 . changes in the
   Fund's
   performance from
   year to year for
   the past ten
   years in the bar
   chart; and
 . the Fund's
   average annual
   returns for one,
   five and ten year
   periods.
If fee waivers or
expense
reimbursements had
not been reflected in
both the chart and
the table, the Fund's
performance would
have been lower.

Both the chart and
table assume
reinvestment of
dividends.


You may obtain
current yield
information for any
Fund by calling 1-
800-634-2563. Each
Fund's yield appears
in the Wall Street
Journal each
Thursday.


                                   Bar Chart

                              Year-by-Year Total Returns
                                as of 12/31 for Class A
                                     Shares

                                   1989         8.92%
                                   1990         7.92%
                                   1991         5.79%
                                   1992         3.80%
                                   1993         2.99%
                                   1994         3.83%
                                   1995         5.32%
                                   1996         4.87%
                                   1997         5.05%
                                   1998         5.01%


                          Past performance does not
                          indicate how the Fund will
                          perform in the future.

               Best quarter:   Q 3 1984 2.67%
               Worst quarter:  Q 1 1994 0.69%


                          ----------------------------------
                               Performance Table

 Average Annual Total Returns (for the periods ending December 31, 1998)*

                           Inception Date Past Year Past 5 Years Past 10 Years
                           ---------------------------------------------------
  Government Money Market     6/30/82       5.01%       4.81%        5.34%
  Fund Class A**
                           ---------------------------------------------------
  Lipper Government Money
   Market Fund                    N/A       4.89%       4.72%        5.10%

--------------------------------------------------------------------------------
* As of December 31, 1998 the 7-day yield was 4.45%. Without expense limitations, the Fund's yield would have been 4.00% for this time period.
** Returns are for Class A shares only. As of the date of this prospectus, Class B and C shares are not currently being offered.

 Risk/Return Summary and Fund Expenses [GRAPHIC]

                                             Government Money

                                             Market Fund

Fees and Expenses

As an investor in
the Government
Money Market Fund,
you will pay the
following fees and
expenses.
Shareholder
transaction fees
are paid from your
account. Annual
Fund operating
expenses are paid
out of Fund assets,
and are reflected
in the share price.

Contingent Deferred
Sales Charge

Some Fund share
classes impose a
back end sales
charge (load) if
you sell your
shares before a
certain period of
time has elapsed.
This is called a
Contingent Deferred
Sales Charge.

             Shareholder
             Transaction
             Expenses
             (fees paid
             by you directly)                A Shares B Shares/1/ C Shares/1/
             Maximum sales charge (load) on
             purchases                         None      None        None
                     --------------------------------------------------------
             Maximum deferred sales charge
             (load)                            None    4.00%/2/    1.00%/3/
                     --------------------------------------------------------
             Annual Fund Operating
             Expenses (fees paid
             from Fund assets)               A Shares  B Shares    C Shares
             Management fee/4/                  .35%     .35%        .35%
                     --------------------------------------------------------
             Administrative Services fee/5/     .15%     .15%        .15%
                     --------------------------------------------------------
             Distribution (12b-1) fee           .20%     .75%        .75%
                     --------------------------------------------------------
             Service Organization fee/6/        .35%     .50%        .50%
                     --------------------------------------------------------
             Other expenses                     .15%     .15%        .15%
                     --------------------------------------------------------
             Total Fund Operating expenses     1.20%     1.90%       1.90%
                     --------------------------------------------------------
             Fee Waivers & Expense
             Reimbursements/4/, /5/, /6/        .50%     .20%        .20%
                     --------------------------------------------------------
             Net Expense/7/                     .70%     1.70%       1.70%
                     --------------------------------------------------------

/1/ As of the date of this prospectus, Class B and Class C shares are not being offered.
/2/ A CDSC on Class B shares declines over four years starting with year one and ending in year five from: 4%, 3%, 2%, 1%, and 0%.
/3/ A CDSC of 1% applies to redemptions of Class C shares within the first year.

/4/ The Advisor has contractually agreed to waive or reimburse its Management fee to the extent the Fund's ordinary operating expenses exceed .70% of the Fund's average daily net assets.

/5/ The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares.

/6/ The Service Organization fee is contractually limited to .25% for Class B and Class C shares.

/7/ The contractual expense limitations are in effect through December 31, 1999.

 Risk/Return Summary and Fund Expenses [GRAPHIC]

                                             Government Money

                                             Market Fund

Expense Example



Use the table to
compare fees and
expenses with those
of other Funds.
It illustrates the
amount of fees and
expenses you would
pay, assuming the
following:

  . $10,000
    investment
  . 5% annual
    return

  . no changes in
    the Fund's
    operating
    expenses
    except the
    expiration of
    the current
    contractual
    fee waiver on
    December 31,
    1999.


Because this
example is
hypothetical and
for comparison
only, your actual
costs will be
different.

                                      1 Year 3 Years 5 Years 10 Years
             Class A Shares
              Assuming Redemption      $ 72   $331   $  611   $1,410
                     ------------------------------------------------
             Class B Shares*
              Assuming Redemption      $573   $778   $1,008   $2,206
              Assuming no Redemption   $173   $578   $1,008   $2,206
                     ------------------------------------------------
             Class C Shares*
              Assuming no Redemption   $273   $578   $1,008   $2,206
              Assuming no Redemption   $173   $578   $1,008   $2,206
                     ------------------------------------------------

                     *As of date of this prospectus, Class B and Class C shares are not being offered.

 Risk/Return Summary and Fund Expenses [GRAPHIC]

                                              U.S. Treasury Money Market Fund


Performance Information



The Risk/Return
Summary of the U.S.
Treasury Money Market
Fund includes a bar
chart showing the
Fund's annual returns
and a table showing
the Fund's average
annual returns. The
bar chart and table
provide an indication
of the historical
risk in each Fund by
showing:

 . changes in the
   Fund's
   performance from
   year to year for
   the past ten
   years in the bar
   chart; and
 . the Fund's
   average annual
   returns for one,
   five and ten year
   periods.
If fee waivers or
expense
reimbursements had
not been reflected in
both the chart and
the table, the Fund's
performance would
have been lower.

Both the chart and
table assume
reinvestment of
dividends.

You may obtain
current yield
information for any
Fund by calling 1-
800-634-2563. Each
Fund's yield appears
in the Wall Street
Journal each
Thursday.


                              Bar Chart

                        Year-by Year Total Returns
                          as of 12/31 for Class A
                                Shares


                              1989        8.07%
                              1990        7.94%
                              1991        5.60%
                              1992        3.27%
                              1993        2.65%
                              1994        3.60%
                              1995        5.04%
                              1996        4.68%
                              1997        4.98%
                              1998        4.86%


                          Past performance does not
                          indicate how the Fund will
                          perform in the future.

               Best quarter:   Q 3 1984 2.61%
               Worst quarter:  Q 1 1993 0.64%

               ------------------------------------

                               Performance Table

 Average Annual Total Returns (for the periods ending December 31, 1998)*

                            Inception Date Past Year Past 5 Years Past 10 Years
                       --------------------------------------------------------
U.S. Treasury Money Market     5/31/83       4.86%       4.63%        5.14%
Fund Class A**
                       --------------------------------------------------------
Lipper Treasury Money              N/A       4.69%       4.62%        5.07%
Market Fund

--------------------------------------------------------------------------------
* As of December 31, 1998 the 7-day yield was 4.24%. Without expense limitations, the Fund's yield would have been 3.90% for this time period.
** Returns are for Class A shares only. As of the date of this prospectus, Class B and C shares are not currently being offered.

 Risk/Return Summary and Fund Expenses [GRAPHIC]

                                            U.S. Treasury Money

                                            Market Fund
Fees and Expenses

As an investor in
the U.S. Treasury
Money Market Fund,
you will pay the
following fees and
expenses.
Shareholder
transaction fees
are paid from your
account. Annual
Fund operating
expenses are paid
out of Fund assets,
and are reflected
in the share price.

Contingent Deferred
Sales Charge

Some Fund share
classes impose a
back end sales
charge (load) if
you sell your
shares before a
certain period of
time has elapsed.
This is called a
Contingent Deferred
Sales Charge.


             Shareholder Transaction
             Expenses (fees paid
             by you directly)                A Shares B Shares/1/ C Shares/1/
             Maximum sales charge (load) on
             purchases                         None      None        None
                     --------------------------------------------------------
             Maximum deferred sales charge
             (load)                            None    4.00%/2/    1.00%/3/
                     --------------------------------------------------------
             Annual Fund Operating
             Expenses (fees paid
             from Fund assets)               A Shares  B Shares    C Shares
             Management fee/4/                 .35%      .35%        .35%
                     --------------------------------------------------------
             Administrative Services fee/5/    .15%      .15%        .15%
                     --------------------------------------------------------
             Distribution (12b-1) fee          .20%      .75%        .75%
                     --------------------------------------------------------
             Service Organization fee/6/       .35%      .50%        .50%
                     --------------------------------------------------------
             Other expenses                    .32%      .32%        .32%
                     --------------------------------------------------------
             Total Fund Operating expenses    1.37%      2.07%       2.07%
                     --------------------------------------------------------
             Fee Waivers & Expense
             Reimbursements/4/, /5/, /6/       .67%      .37%        .37%
                     --------------------------------------------------------
             Net Expense/7/                    .70%      1.70%       1.70%
                     --------------------------------------------------------

/1/ As of the date of this prospectus, Class B and Class C shares are not being offered.

/2/ A CDSC on Class B shares declines over four years starting with year one and ending in year five from: 4%, 3%, 2%, 1%, and 0%.

/3/ A CDSC of 1% applies to redemptions of Class C shares within the first year.

/4/ The Advisor has contractually agreed to waive or reimburse its Management fee to the extent the Fund's ordinary operating expenses exceed .70% of the Fund's average daily net assets.

/5/ The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares.

/6/ The Service Organization fee is contractually limited to .25% for Class B and Class C shares.

/7/ The contractual expense limitations are in effect through December 31, 1999.

 Risk/Return Summary and Fund Expenses [GRAPHIC]

                                            U.S. Treasury Money

                                            Market Fund
Expense Example


Use the table to
compare fees and
expenses with those
of other Funds.
It illustrates the
amount of fees and
expenses you would
pay, assuming the
following:

 . $10,000
   investment
 . 5% annual
   return

 . no changes in
   the Fund's
   operating
   expenses except
   the expiration
   of the current
   contractual fee
   waiver on
   December 31,
   1999.

Because this
example is
hypothetical and
for comparison
only, your actual
costs will be
different.

                                      1 Year 3 Years 5 Years 10 Years
             Class A Shares
              Assuming redemption       $72   $368     $686   $1,588
                     ------------------------------------------------
             Class B Shares*
              Assuming redemption      $573   $813   $1,080   $2,371
              Assuming no redemption   $173   $613   $1,080   $2,371
                     ------------------------------------------------
             Class C Shares*
              Assuming no redemption   $273   $613   $1,080   $2,371
              Assuming no redemption   $173   $613   $1,080   $2,371
                     ------------------------------------------------

                     * As of the date of this prospectus, Class B and Class C
                       shares are not being offered.

 Risk/Return Summary and Fund Expenses [GRAPHIC]
                                             New York Tax-Free Money Market
                                             Fund

Performance Information



The Risk/Return
Summary of the New
York Tax-Free Money
Market Fund includes
a bar chart showing
the Fund's annual
returns and a table
showing the Fund's
average annual
returns. The bar
chart and table
provide an indication
of the historical
risk in each Fund by
showing:
  . changes in the
    Fund's
    performance from
    year to year for
    the past ten
    years in the bar
    chart; and
  . the Fund's
    average annual
    returns for one,
    five and ten year
    periods.

If fee waivers or
expense
reimbursements had
not been reflected in
both the chart and
the table, the Fund's
performance would
have been lower.

Both the chart and
table assume
reinvestment of
dividends.

You may obtain
current yield
information for any
Fund by calling 1-
800-634-2563. Each
Fund's yield appears
in the Wall Street
Journal each
Thursday.

                                         Bar Chart

                                Year-by-Year Total Returns
                                          as

                                   of 12/31 for Class A
                                        Shares


                                     1989         5.58%
                                     1990         5.25%
                                     1991         3.85%
                                     1992         2.44%
                                     1993         1.86%
                                     1994         2.33%
                                     1995         3.17%
                                     1996         2.92%
                                     1997         3.14%
                                     1998         2.83%

                                -----------------------------------

                                Past performance does not
                                indicate how the Fund will
                                perform in the future.

                Best quarter:                   Q3 1989        1.43%
                Worst quarter:                  Q1 1994        0.42%

                               Performance Table

 Average Annual Total Returns (for the periods ending December 31, 1998)*

                            Inception Date Past Year Past 5 Years Past 10 Years
                       --------------------------------------------------------
New York Tax-Free Money
Market Fund Class A**          1/31/86       2.83%       2.86%        3.31%
                       --------------------------------------------------------
Lipper New York Tax-Exempt
Money Market Fund                  N/A       2.86%       2.87%        3.30%

--------------------------------------------------------------------------------

 * As of December 31, 1998 the 7-day yield was 3.00%. Without expense limitations, the Fund's yield would have been 2.78% for this time period.

** Returns are for Class A shares only. As of the date of this prospectus, Class B and C shares are not currently being offered.

 Risk/Return Summary and Fund Expenses [GRAPHIC]



                                            New York Tax-Free

                                            Money Market Fund

Fees and Expenses

As an investor in
the New York Tax-
Free Money Market
Fund, you will pay
the following fees
and expenses.
Shareholder
transaction fees
are paid from your
account. Annual
Fund operating
expenses are paid
out of Fund assets,
and are reflected
in the share price.

Contingent Deferred
Sales Charge

Some Fund share
classes impose a
back end sales
charge (load) if
you sell your
shares before a
certain period of
time has elapsed.
This is called
a Contingent
Deferred Sales
Charge.

             Shareholder Transaction
             Expenses (fees paid
             by you directly)                A Shares B Shares/1/ C Shares/1/
             Maximum sales charge (load)
             on purchases                      None      None        None
                     --------------------------------------------------------
             Maximum deferred sales charge
             (load)                            None      4.00%/2/    1.00%/3/
             Annual Fund Operating Expenses
             (fees paid  from Fund assets)   A Shares  B Shares    C Shares
             Management fee/4/                 .35%       .35%        .35%
                     --------------------------------------------------------
             Administrative Services fee/5/    .15%       .15%        .15%
                     --------------------------------------------------------
             Distribution (12b-1) fee          .20%       .75%        .75%
                     --------------------------------------------------------
             Service Organization fee/6/       .35%       .50%        .50%
                     --------------------------------------------------------
             Other expenses                    .17%       .17%        .17%
                     --------------------------------------------------------
             Total Fund Operating expenses    1.22%      1.92%       1.92%
                     --------------------------------------------------------
             Fee Waivers & Expense
             Reimbursements/4/, /5/, /6/       .52%      .22%        .22%
                     --------------------------------------------------------
             Net Expense/7/                    .70%      1.70%       1.70%
                     --------------------------------------------------------

/1/ As of the date of this prospectus, Class B and Class C shares are not being offered.

/2/ A CDSC on Class B shares declines over four years starting with year one and ending in year five from: 4%, 3%, 2%, 1%, and 0%.

/3/ A CDSC of 1% applies to redemptions of Class C shares within the first year.

/4/ The Advisor has contractually agreed to waive or reimburse its Management fee to the extent the Fund's ordinary operating expenses exceed .70% of the Fund's average daily net assets.

/5/ The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares.

/6/ The Service Organization fee is contractually limited to .25% for Class B and Class C shares.

/7/ The contractual expense limitations are in effect through December 31, 1999.

 Risk/Return Summary and Fund Expenses [GRAPHIC]



                                            New York Tax-Free

                                            Money Market Fund

Expense Example



Use the table to
compare fees and
expenses with those
of other Funds. It
illustrates the
amount of fees and
expenses you would
pay, assuming the
following:

 . $10,000
   investment
 . 5% annual return

 . no changes in
   the Fund's
   operating
   expenses except
   the expiration
   of the current
   contractual fee
   waiver on
   December 31,
   1999.

Because this
example is
hypothetical and
for comparison
only, your actual
costs will be
different.

                                       1     3     5      10
                                      Year Years Years  Years
             Class A Shares
              Assuming redemption      $72 $336    $620 $1,431
                     -----------------------------------------
             Class B Shares*
              Assuming redemption     $573 $782  $1,016 $2,225
              Assuming no redemption  $173 $582  $1,016 $2,225
                     -----------------------------------------
             Class C Shares*
              Assuming redemption     $273 $582  $1,016 $2,225
              Assuming no redemption  $173 $582  $1,016 $2,225
                     -----------------------------------------

                     * As of date of this prospectus, Class B and Class C
                       shares are not being offered.

Investment Objectives, Strategies and Risks [GRAPHIC]

This section of the prospectus provides a more complete description of the principal investment objectives, policies, and principal risks of the Funds. Additional descriptions of the Funds' risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information or SAI. Of course, there can be no assurance that any Fund will achieve its investment objective.

Investment Objective, Policies and Strategies


Investment Objectives

The investment objective of each Fund (except the New York Tax-Free Money Market Fund) is to provide as high a level of current income as is consistent with preservation of capital and liquidity. New York Tax-Free Money Market Fund seeks to provide as high a level of current income that is exempt from Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity.

Investment Policies and Strategy

As a money market fund, each Fund must meet the requirements of SEC Rule 2a-7. This Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, each Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

Each of the Funds will attempt to increase their yields by trading to take advantage of short-term market variations. The Funds' Adviser evaluates investments based on credit analysis and the interest rate outlook.

                              Cash Management Fund
  Ticker Symbol:  Class A MHMXX Class B N/A Class C N/A

The Cash Management Fund invests in a broad range of short-term money market instruments including:
 . obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
 . variable rate demand and master demand notes;
 . certain repurchase agreements;

 . negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations issued or supported by U.S. (including foreign branches) banks that have more than $1 billion in total assets at the time of investment;
 . U.S. Dollar-denominated obligations of foreign banks (including U.S.
   branches) which at the time of investment (i) have more than $10 billion, or

 Investment Objectives, Strategies and Risks [GRAPHIC]

  the equivalent in other currencies, in total assets, (ii) have branches or agencies in the United States, and (iii) in the opinion of the Fund's investment adviser, are of an investment quality comparable to obligations of U.S. banks which may be purchased by the Fund and present minimal credit risk;
 . domestic and foreign commercial paper rated in the highest category by one or more nationally recognized statistical rating organizations or rating agencies, or if unrated, determined to be of comparable quality by the Adviser; and
 . investment grade corporate debt securities.

The Fund may invest more than 25% of the current value of its total assets in domestic bank obligations (including bank obligations subject to repurchase agreements).

                          Government Money Market Fund
                             Ticker Symbol:   MGFXX

The Government Money Market Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect to these types of obligations.

The Fund will invest in:
 . issues of the U.S. Treasury, such as bills, notes and bonds.
 . issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress, including obligations:
 * supported by the "full faith and credit" of the United States (e.g., obligations guaranteed by the Export-Import Bank of the United States).
 * supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Federal National Mortgage Association).
 * supported only by the credit of the issuing agency or instrumentality (e.g., obligations of the Student Loan Marketing Association).

                        U.S. Treasury Money Market Fund
                            Ticker Symbol:    MUSXX

The U.S. Treasury Money Market Fund invests exclusively in direct obligations of the U.S. Treasury and certain repurchase agreements. The Fund will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and will not enter into loans of its portfolio securities.

Investment Objectives, Strategies and Risks [GRAPHIC]

                      New York Tax-Free Money Market Fund
                            Ticker Symbol:    MNFXX

The New York Tax-Free Money Market Fund invests primarily in a broad range of high-quality municipal obligations that are exempt from regular Federal, New York State, and New York City municipal income taxes. The Fund will maintain at least 80% of its net assets in high-quality, tax-exempt municipal obligations.

Municipal obligations purchased by the Fund are debt obligations issued by or on behalf of states, cities, municipalities, and other public authorities.

The Fund may invest in:

 . upper medium or higher grade municipal bonds and high quality, notes, and commercial paper;
 . debt obligations that have a floating or variable rate of interest, which varies with changes in specified market rates or indices;
 . when-issued securities with delivery and payment normally taking place 15 to 45 days after the date of the commitment to purchase; and . securities with put rights.

The Fund will invest primarily in New York municipal obligations and participation certificates in these obligations purchased from banks, insurance companies and other financial institutions. The Fund will invest at least 80% of its net assets in New York municipal obligations.

The Fund may invest 25% or more of its assets in municipal obligations that are related in ways such that an economic, business or political development or change affecting one obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

The Fund may invest up to 20% of the current value of its total assets in money market instruments subject to the Federal alternative minimum tax. For temporary defensive purposes, the Fund may invest up to 100% of its assets in taxable money market instruments or cash reserves. While investing for temporary defensive purposes, the Fund may not achieve its investment objectives.

Risk Considerations

General Risk Factors: All Money Market Funds

The Funds' primary risks are interest rate risk and credit risk. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the

Investment Objectives, Strategies and Risks [GRAPHIC]

Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Funds invest in highly-rated securities to minimize credit risk. Under Rule 2a-7, 95% of a money market fund's holdings, must be rated in the highest credit category (e.g., A-1 or A-1+) and the remaining 5% must be rated no lower than the second highest credit category.

Year 2000

Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect issuers in which the Funds invest where, for example, such issuers incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

The Funds have been assured that the Adviser and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000 issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Funds' Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and industry or "streetwide" interface testing of systems for Year 2000 readiness.

In the event that any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur.

While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Fund's service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition of those of the Funds. The Funds

Investment Objectives, Strategies and Risks [GRAPHIC]

and the Adviser will continue to closely monitor developments relating to this issue, including development by the Adviser and the Funds service providers of contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

Specific Risk Factors: Cash Management Fund


The Cash Management Fund's investments in U.S. Dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or commandeering taxation, political changes or diplomatic developments that could adversely affect a Fund's investments.

To the extent that the Fund concentrates in the domestic banking industry, it may be impacted by economic and other factors affecting that industry unlike other mutual funds which do not concentrate in bank obligations.

Specific Risk Factors: New York Tax-Free Money Market Fund


The New York Tax-Free Money Market Fund faces municipal market risk. Because the Fund will concentrate its investments in New York and may invest up to 25% of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulties. Factors affecting New York State and its municipalities, including economic, political, or regulatory occurrences, may have a significant effect on the Fund's net asset value.

The New York Tax-Free Money Market Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Fund Management [GRAPHIC]

The Investment Adviser


HSBC Asset Management Americas, Inc. (the "Adviser") is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and HSBC Bank USA. As of December 31, 1998, the Adviser managed more than $3.3 billion in assets. Through its fund management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

For these advisory services, the Funds paid as follows:

                              Percentage of
                            average net assets
                            for the year ended
                                12/31/98*
----------------------------------------------
Cash Management Fund               .25%
----------------------------------------------
Government Money Market
 Fund                              .28%
----------------------------------------------
U.S. Treasury Money Market
 Fund                              .18%
----------------------------------------------
New York Tax-Free Money
 Market Fund                       .29%
----------------------------------------------

* If the adviser had not waived fees, they would have been: Cash Management Fund .35%, Government Money Market Fund .35%, U.S. Treasury Money Market Fund .35%, and New York Tax-Free Money Market .35%.

The Distributor and Administrator

BISYS Fund Services Limited Partnership ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator.

BISYS also serves as the distributor of the Funds' shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

Shareholder Information [GRAPHIC]

                              Pricing of Fund Shares
 ---------------------
 How NAV is Calculated   Each of the Funds' net asset
                         value, or NAV, is expected to be
 The NAV is              constant at $1.00 per share,
 calculated by           although this value is not
 adding the total        guaranteed. The NAV is determined
 value of the Fund's     at 12 noon, Eastern time on days
 investments and         the New York Stock Exchange,
 other assets,           Funds' custodian and transfer
 subtracting its         agent are open. The Funds value
 liabilities and         their securities at their
 then dividing that      amortized cost. This method
 figure by the           involves valuing an instrument at
 number of               its cost and thereafter applying a
 outstanding shares      constant amortization to maturity
 of the Fund:            of any discount or premium,
        NAV =            regardless of the impact of
    Total Assets-        fluctuating interest rates on the
     Liabilities         market value of the instrument.

  ----------------
   Number of Shares      Your order for purchase, sale or
     Outstanding         exchange of shares is priced at
                         the next NAV calculated after your
 ---------------------   order is accepted by the Fund.

                         Orders will become effective when
                         Federal funds are available to the
                         Trust's custodian for investment.
                        ------------------------------------

 Shareholder Information [GRAPHIC]


                              Purchasing and Adding to Your Shares

You may purchase
shares through the
Distributor or
through banks,
brokers and other
investment
representatives,
which may charge
additional fees and
may require higher
minimum investments
or impose other
limitations on
buying and selling
shares. If you
purchase shares
through an
investment
representative,
that party is
responsible for
transmitting orders
by close of
business and may
have an earlier
cut-off time for
purchase and sale
requests. Consult
your investment
representative or
institution for
specific
information.

                                         Minimum    Minimum
                                         Initial   Subsequent
             Account type               Investment Investment
                     ----------------------------------------
             Regular                      $1,000      $50
                     ----------------------------------------
             Automatic Investment Plan    $  250      $25
                     ----------------------------------------

                      * The New York Tax-Free Money Market Fund is not
                        recommended as an investment for a retirement plan.

                      Class B shares and Class C shares of the Cash Management Fund are offered as an exchange option for Class B and Class C shareholders of the Trust's other investment portfolios. Class C shares are also offered to certain investors who desire enhanced shareholder services which include cash sweeps. As of the date of this prospectus, Class B and Class C shares are not currently being offered in the Government Money Market Fund, the U.S. Treasury Money Market Fund and the New York Tax-Free Money Market Fund.

--------------------------------------------------------------------------------
Orders will become effective when Federal funds are available to the Trust's custodian for investment. If payment is transmitted by wire (which may take two or more hours to complete), the order will become effective upon receipt of Federal funds. In order for a wire purchase to be effective on the same day it is received, both the trading instructions and the wire must be received before 4 p.m. Eastern time. Payments transmitted by bank wire other than the Federal Reserve Wire System may take longer to be converted into Federal funds.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

There are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Service Organizations. The minimum investment requirements may be waived or lowered for investments effected on a group basis by certain other institutions and their employees, such as pursuant to a payroll deduction plan. All funds will be invested in full and fractional shares. The Fund reserves the right to reject any purchase order.

Avoid 31% Tax Withholding

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

 Shareholder Information [GRAPHIC]

                              Purchasing and Adding To Your Shares

By Regular Mail

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

All investments made by regular mail or express delivery, whether initial or subsequent, should be sent to:

                             By Express Mail:
 By Regular Mail:
 HSBC Family of Funds        HSBC Family of Funds
 PO Box 163850               3435 Stelzer Road
 Columbus, OH 43216-3850     Columbus, OH 43219

Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to "HSBC Family of Funds".

3. Mail or deliver application and payment to the address above.

Subsequent Investments:

1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
 . Fund
 . Amount invested
 . Account name and number

2. Make check, bank draft or money order payable to "HSBC Family of Funds".

3. Mail or deliver investment slip and payment to the address above.

Electronic Purchases

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-634-2536. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-634-2536 to arrange a transfer from your bank account.

 Shareholder Information [GRAPHIC]


                              Purchasing and Adding To Your Shares

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

By Wire Transfer

Telephone the Transfer Agent at 1-800-634-2536 for instructions. Please note your bank may charge you a fee for handling this transaction.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

Automatic Investment Plan

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50, once you've invested the $1000 minimum required to open the account.

To invest regularly from your bank account:

 . Complete the Automatic Investment Plan portion on your Account Application.
   Make sure you note:
  - Your bank name, address and account number
  - The amount you wish to invest automatically (minimum $50)
  - How often you want to invest (every month, 4 times a year, twice a year or once a year)

 . Attach a voided personal check.

To invest regularly from your paycheck or government check:
Call 1-800-634-2536 for an enrollment form.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends for the Cash Management Fund are higher for Class A shares than for Class B and C shares, because Class A shares have lower distribution expenses. Capital gains are distributed at least annually.

Questions?
Call 1-800-634-2536 or your investment representative.

 Shareholder Information [GRAPHIC]
                              Selling Your Shares

You may sell your   Withdrawing Money from Your Fund Investment
shares at any
time. Your sales    As a mutual fund shareholder, you are technically selling
price will be the   shares when you request a withdrawal in cash. This is also
next NAV after      known as redeeming shares or a redemption of shares.
your sell order is
received by the     -----------------------------------------------------------
Fund, its transfer  Contingent Deferred Sales Charge
agent, or your
investment          When you sell Class B or C shares of the Cash Management
representative.     Fund, you will be charged a fee for any shares that have
Normally you will   not been held for a sufficient length of time. These fees
receive your        will be deducted from the money paid to you. The
proceeds within a   Contingent Deferred Sales Charge will be waived for
week after your     customers of HSBC Bank USA Commercial Sweep who are
request is          redeeming Class C shares. See the section on "Distribution
received.           Arrangements/Sales Charges" on page 31 for details.

--------------------------------------------------------------------------------
                    Instructions for selling shares

                    If selling your shares through your financial adviser or
                    broker, ask him or her for redemption procedures. Your
                    adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For
                    all other sales transactions, follow the instructions
                    below.
By telephone
(unless you have    1. Call 1-800-634-2536 with instructions as to how you
declined telephone  wish to receive your funds (mail, wire, electronic
sales privileges)   transfer).

--------------------------------------------------------------------------------
By mail             1.Call 1-800-634-2536 to request redemption forms or write a letter of instruction indicating:
(See "Selling Your    . your Fund and account number
Shares--              . amount you wish to redeem
Redemptions in        . address where your check should be sent
Writing Required")    . account owner signature

                    2.Mail to:
                      HSBC Family of Funds
                      P.O. Box 163850
                      Columbus, Ohio 43216-3850.

--------------------------------------------------------------------------------
By express          See instruction 1 above.
delivery

                    2. Send to:
(See "Selling Your    HSBC Family of Funds
Shares--              Attn: T.A. Operations
Redemptions in        3435 Stelzer Road
Writing Required")    Columbus, OH 43219

 Shareholder Information [GRAPHIC]
                              Selling Your Shares

                    Call 1-800-634-2536 to request a wire transfer.

Wire transfer

You must indicate   If you call in your redemption request of $1,000 or more
this option on      by 12:00 noon Eastern time, your payment will normally be
your account        wired to your bank on the same business day. Otherwise, it
application.        will normally be wired on the next business day after your call.


Your financial
institution may
charge a wire
transfer fee.

--------------------------------------------------------------------------------

Electronic
Redemptions         Call 1-800-634-2536 to request an electronic redemption.

Your bank must
participate in the If you call by 4 p.m. Eastern time, the NAV of your shares Automated Clearing will normally be determined on the same day and the
House (ACH) and     proceeds credited within 7 days.
must be a U.S.
bank.

--------------------------------------------------------------------------------
Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

 . Make sure you've checked the appropriate box on the Account Application. Or call 1-800-634-2536.
 . Include a voided personal check.
 . Your account must have a value of $10,000 or more to start withdrawals.
 . If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

Redemption By Check Writing

You may write checks for amounts of $500 or more to make payments to any person or business from your account. To obtain checks, complete the check writing section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. You must maintain the minimum required account balance of $500 per Fund and you may not close your account by writing a check.

 Shareholder Information [GRAPHIC]

                              Selling Your Shares
Redemptions In Writing Required

You must request redemption in writing in the following situations:

1. Redemption requests requiring a signature guarantee which include each of the following.
 . Redemptions over $5,000
 . Your account registration or the name(s) in your account has changed within the last 15 days
 . The check is not being mailed to the address on your account
 . The check is not being made payable to the owner of the account
 . The redemption proceeds are being transferred to another Fund account with a different registration.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone Redemptions

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone redemption privileges will be suspended for a 30-day period following a telephone address change.

Redemptions Within 15 Days of Investment

When you have made an investment by check, payment on redemption requests will be delayed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days from purchase date). You can avoid this delay by purchasing shares with a certified check.

Refusal of Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

 Shareholder Information [GRAPHIC]

                              Selling Your Shares
Redemption in Kind

The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Funds' net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be considered void. The check will be canceled and the money reinvested in the Fund.

 Shareholder Information [GRAPHIC]


                              Distribution Arrangements/ Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.

                          Class A Shares Class B Shares Class C Shares
----------------------------------------------------------------------
Sales Charge (Load)       No front-end   No front-end   No front-end
                          sales charge.  sales charge.  sales charge.
                                         A contingent   A contingent
                                         deferred sales deferred sales
                                         charge (CDSC)  charge (CDSC)
                                         may be imposed may be imposed
                                         on shares      on shares
                                         redeemed       redeemed
                                         within four    within one
                                         years after    year after
                                         purchase;      purchase.
                                         shares
                                         automatically
                                         convert to
                                         Class A shares
                                         after 6 years.
----------------------------------------------------------------------
Distribution (12b-1) Fee  Subject to     Subject to     Subject to
                          aggregate      annual         annual
                          annual         distribution   distribution
                          distribution   fee of up to   fees of up to
                          fee of up to   .75% of the    .75% of the
                          .20% of the    Fund's net     Fund's net
                          Fund's net     assets.        assets.
                          assets.
----------------------------------------------------------------------
Service Organization Fee  Subject to     Subject to     Subject to
                          annual service annual service annual service
                          organization   organization   organization
                          fee of up to   fee of up to   fee of up to
                          .35% of the    .50% of the    .50% of the
                          Fund's net     Fund's net     Fund's net
                          assets         assets.*       assets.*
----------------------------------------------------------------------
Fund Expenses             Lower annual   Higher annual  Higher annual
                          expenses than  expenses than  expenses than
                          Class B or C   Class A        Class A
                          shares.        shares.        shares.
----------------------------------------------------------------------

* The service organization fee is being contractually limited to .25% for Class B and Class C shares of the Cash Management Fund.

Class B Shares and Class C Shares

Class B shares and Class C shares are generally not being sold but are only offered as an exchange option for Class B shareholders and Class C shareholders of other funds in the HSBC Family of Funds who wish to exchange some or all of those shares for Class B shares or Class C shares, respectively, of the Cash Management Fund. Customers of HSBC Bank USA Commercial Sweep are able to purchase Class C shares of the Cash Management Fund. As of the date of this prospectus, Class B and Class C shares are not being offered for the Government Money Market Fund, the U.S. Treasury Money Market Fund and the New York Tax-Free Money Market Fund. Although Class B shares and Class C shares are not subject to a sales charge when a shareholder exchanges Class B shares and Class C shares of another fund, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See "Exchanging Your Shares" below. In addition, Class B and Class C shares are subject to an aggregate annual distribution fee of up to .75% and a service organization fee of up to .50% of the Funds' net assets. Shareholders of Class B shares and Class C shares pay higher annual expenses than shareholders of Class A shares.

 Shareholder Information [GRAPHIC]
                              Distribution Arrangements/ Sales Charges

Class B Shares

The Cash Management Fund's shares will continue to be subject to a declining CDSC if Class B shares are exchanged for Class B shares of any other HSBC Fund and redeemed within 4 years. The CDSC will be as illustrated in the chart on the right:

                   CDSC as a % of
    Years Since     Dollar Amount
      Purchase    Subject to Charge
-----------------------------------
  0-1                   4.00%
-----------------------------------
  1-2                   3.00%
-----------------------------------
  2-3                   2.00%
-----------------------------------
  3-4                   1.00%
-----------------------------------
  more than 4            None
-----------------------------------

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

Class C Shares

Similarly, if you exchange Class C shares of the Cash Management Fund for Class C shares of other HSBC Funds and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C shares. The 1.00% CDSC will be waived for customers of HSBC Bank USA Commercial Sweep. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase. Unlike Class B shares; Class C shares do not convert to Class A shares.

Conversion Feature -- Class B Shares

 . Class B shares of the Cash Management Fund will convert automatically to Class A shares of the same Fund after six years from the beginning of the calendar month in which the Class B shares were originally purchased.

 . After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares of the Cash Management Fund which will increase your investment return compared to the Class B shares.

 Shareholder Information [GRAPHIC]



                              Distribution Arrangements/ Sales Charges

 . You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

 . If you purchased Class B shares of another HSBC Fund which you exchanged for Class B shares of the Cash Management Fund, your holding period will be calculated from the time of your original purchase of Class B shares. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

Waiver of Sales Charges -- Class B Shares and Class C Shares

The following qualify for waivers of sales charges:

 . Distributions following the death or disability of a Shareholder.

 . Redemptions representing the minimum distribution from an IRA or Custodial
   Account to a Shareholder who has reached age 70 1/2.

 . Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

 . Redemptions made by HSBC Bank USA Commercial Sweep customers.

If you sell some but not all of your Class B and Class C shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Distribution (12b-1) Fees

The Funds have adopted a plan under SEC Rule 12b-1. The plan allows the Funds to pay fees for services and expenses relating to the sale and distribution of the Funds' shares. For Class A shares of the Funds, the amount of the fee is
 .20% of the average daily net assets of the Funds. Class B and Class C shares of the Cash Management Fund pay a distribution fee not to exceed .75% of the average daily net assets of the Fund. Because these fees are paid from the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

 Shareholder Information [GRAPHIC]


                              Distribution Arrangements/ Sales Charges

Service Organizations

Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organizations") may provide certain administrative services for its customers who invest in the Funds through accounts maintained at that Service Organization. The Funds, under servicing agreements with the Service Organization, will pay a Service Organization fee an annual rate up to 0.35% for Class A shares and up to .50% for Class B and Class C shares (with contractual waivers, the fees for the Class B and Class C shares of the Cash Management Fund are 0.25%) of the average daily net asset value of shares for which the Service Organization from time to time performs these services, which include:

 .receiving and processing shareholder orders

 .performing the accounting for the customers sub-accounts

 .maintaining retirement plan accounts

 .answering questions and handling correspondence for an individual accounts

 .acting as the sole shareholder of record for individual

 .issuing shareholder reports and transaction confirmations

 .performing daily "sweep" functions

Investors who purchase, sell or exchange shares for the Funds through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Funds but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Adviser or Administrator also may pay Service Organizations for rendering services to shareholders sub-accounts.

Questions?

Call 1-800-634-2536 or your investment representative.

 Shareholder Information [GRAPHIC]



                              Exchanging Your Shares

You can exchange your shares that have been held for at least seven days in the Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see "Notes on Exchanges"). No transaction fees are charged for exchanges.

Instructions for exchanging shares

Exchanges may be made by sending a written request to HSBC Family of Funds, PO Box 163850, Columbus OH 43216-3850, or by calling 1-800-634-2536. Please provide the following information:

 . Your name and telephone number

 . The exact name on your account and account number Taxpayer identification number (usually your Social Security number)

 . Dollar value or number of shares to be exchanged

 . The name of the Fund from which the exchange is to be made.

 . The name of the Fund into which the exchange is being made.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from the Fund to another are taxable. You should review the prospectus of the HSBC Fund before making an exchange.

See "Selling your Shares" for important information about telephone transactions. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days written notice.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to 4 exchanges within a 12-month period.

Automatic Exchanges

You can use the Funds' Automatic Exchange feature to purchase shares of other HSBC Funds at regular intervals through regular, automatic redemptions from your account. To participate in the Automatic Exchange:

 . Complete the appropriate section of the Account Application.

 . Keep a minimum of $10,000 in the Fund and $1,000 in the HSBC Fund whose shares you are buying.

To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to HSBC Family of Funds, P.O. Box 163850, Columbus, Ohio 43216-3850.

 Shareholder Information [GRAPHIC]

                              Exchanging Your Shares

Notes on exchanges

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the Prospectus carefully of any HSBC Fund into which you wish to exchange shares.

Investors purchasing shares of the Cash Management Fund will ordinarily purchase Class A shares, with the exception of HSBC Bank USA Commercial Sweep customers who may also purchase Class C shares. Other investors will only receive Class B shares or Class C shares by exchanging from the Class B shares or Class C of other HSBC Funds. If you exchange shares of other HSBC Funds for shares of the Funds and wish to sell your shares, Class B and Class C shares may be subject to a contingent deferred sales charge ("CDSC").

 Shareholder Information [GRAPHIC]

                              Dividends, Distributions and Taxes

Dividends, Distributions and Taxes

Any income a Fund receives in the form of interest is paid out, less expenses, to its shareholders as dividends. Each Fund declares dividends from net investment income at 12:00 noon on every business day. Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Dividends on the Funds are generally paid within 5 business days after the end of each month. Capital gains, if any, for the Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

The Funds expect that their dividends will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. Dividends paid by the Cash Management, Government and U.S. Treasury Funds that are derived from taxable investments are taxable as ordinary income.

During normal market conditions, the New York Tax-Free Money Market Fund expects that substantially all of its dividends will be excluded from gross income for federal income tax purposes and from New York state tax purposes. The Fund may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Fund's dividends would not be exempt from federal income taxes.

Dividends are taxable as ordinary income. Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

You will be notified in January each year about the federal tax status of distributions made by the Funds. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Questions?
Call 1-800-634-2536 or your investment representative.

 Financial Highlights [GRAPHIC]

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report and incorporated by reference in the SAI, which is available upon request

Cash Management Fund

                                     For the Year Ended December 31,
                               ------------------------------------------------
                                 1998      1997      1996      1995      1994
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......     0.050     0.051     0.049     0.053     0.039
Distributions
 From net investment income..    (0.050)   (0.051)   (0.049)   (0.053)   (0.039)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Year........................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               ========  ========  ========  ========  ========
Total Return.................      5.15%     5.18%     5.00%     5.41%     3.95%
Ratios/Supplemental Data:
 Net assets at end of
  period (000)...............  $317,552  $184,205  $220,960  $170,869  $200,492
 Ratio of expenses to average
  net assets.................      0.65%     0.63%     0.68%     0.79%     0.63%
 Ratio of net investment
  income to average
  net assets.................      5.01%     5.06%     4.88%     5.29%     3.84%
 Ratio of expenses to average
  net assets*................      0.87%     0.83%     0.80%     0.80%     0.64%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 Financial Highlights [GRAPHIC]

Government Money Market Fund

                                      For the Year Ended December 31,
                                 ---------------------------------------------
                                  1998      1997     1996     1995      1994
                                 -------  --------  -------  -------  --------
Net Asset Value, Beginning of
 Year........................... $ 1.000  $  1.000  $ 1.000  $ 1.000  $  1.000
                                 -------  --------  -------  -------  --------
Investment Activities
 Net investment income..........   0.049     0.049    0.048    0.052     0.038
Distributions
 From net investment income.....  (0.049)   (0.049)  (0.048)  (0.052)   (0.038)
                                 -------  --------  -------  -------  --------
Net Asset Value, End of Year.... $ 1.000  $  1.000  $ 1.000  $ 1.000  $  1.000
                                 =======  ========  =======  =======  ========
Total Return....................    5.01%     5.05%    4.87%    5.32%     3.83%
Ratios/Supplemental Data:
 Net assets at end of
  period (000).................. $77,354  $100,862  $87,392  $86,850  $166,796
 Ratio of expenses to average
  net assets....................    0.62%     0.63%    0.72%    0.76%     0.63%
 Ratio of net investment income
  to average net assets.........    4.86%     4.94%    4.75%    5.21%     3.76%
 Ratio of expenses to average
  net assets*...................    0.80%     0.79%    0.84%    0.78%     0.64%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 Financial Highlights [GRAPHIC]

U.S. Treasury Money Market Fund

                                      For the Year Ended December 31,
                                  --------------------------------------------
                                   1998     1997     1996     1995      1994
                                  -------  -------  -------  -------  --------
Net Asset Value, Beginning of
 Year............................ $ 1.000  $ 1.000  $ 1.000  $ 1.000  $  1.000
                                  -------  -------  -------  -------  --------
Investment Activities
 Net investment income...........   0.048    0.049    0.046    0.049     0.036
Distributions
 From net investment income......  (0.048)  (0.049)  (0.046)  (0.049)   (0.036)
                                  -------  -------  -------  -------  --------
Net Asset Value, End of Year..... $ 1.000  $ 1.000  $ 1.000  $ 1.000  $  1.000
                                  =======  =======  =======  =======  ========
Total Return.....................    4.86%    4.98%    4.68%    5.04%     3.60%
Ratios/Supplemental Data:
 Net assets at end of
  period (000)................... $25,876  $25,507  $28,962  $32,500  $105,720
 Ratio of expenses to average net
  assets.........................    0.65%    0.65%    0.78%    0.82%     0.68%
 Ratio of net investment income
  to average net assets..........    4.75%    4.86%    4.57%    4.94%     3.48%
 Ratio of expenses to average net
  assets*........................    0.94%    0.94%    0.95%    0.84%     0.69%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 Financial Highlights [GRAPHIC]

New York Tax-Free Money Market Fund

                                       For the Year Ended December 31,
                                   -------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................. $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income............   0.028    0.031    0.029    0.031    0.022
Distributions
 From net investment income.......  (0.028)  (0.031)  (0.029)  (0.031)  (0.022)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                   =======  =======  =======  =======  =======
Total Return......................    2.83%    3.14%    2.92%    3.17%    2.23%
Ratios/Supplemental Data:
 Net assets at end of
  period (000).................... $94,259  $86,729  $70,339  $64,884  $53,538
 Ratio of expenses to average net
  assets..........................    0.64%    0.52%    0.59%    0.69%    0.57%
 Ratio of net investment income to
  average net assets..............    2.78%    3.09%    2.88%    3.13%    2.20%
 Ratio of expenses to average net
  assets*.........................    0.82%    0.80%    0.87%    0.85%    0.73%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports (Reports):

The Funds' annual and semi-annual reports to shareholders contain detailed information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI, Prospectuses of other Funds in the HSBC Family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:


                           HSBC Family of Funds
                           PO Box 163850
                           Columbus, OH 43219
                           Telephone: 1-800-634-2536
                          -----------------------------------------------------

You can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange
Commission. You can get text-only copies:

 . For a duplicating fee, by writing the Public Reference
   Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

 . Free from the Commission's Website at http://www.sec.gov.


(Investment Company Act file no. 811-04453)

                               HSBC FUNDS TRUST

                            HSBC Money Market Funds

                               3435 Stelzer Road
                             Columbus, Ohio  43219


Information:  (800) 634-2536



                      STATEMENT OF ADDITIONAL INFORMATION

     HSBC Funds Trust (the "Trust"), is an open-end, diversified management investment company organized in Massachusetts on October 31, 1985, with multiple investment portfolios, each having its own investment objective and policies including the following: Cash Management Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, and The New York Tax-Free Money Market Fund.

     Each Fund has three classes of shares: Class A shares, Class B shares and Class C shares. Currently only the Cash Management Fund offers Class B or
Class C shares. Class A shares of each Fund are subject to shareholder servicing and Rule 12b-1 fees. Ordinarily, investors purchasing shares of any of the Funds will purchase Class A shares. Investors will generally only receive Class B or Class C shares by exchanging Class B shares or Class C shares of other HSBC Funds, although customers of certain entities affiliated with HSBC Asset Management Americas, Inc. (the "Adviser") are able to purchase Class C shares of the Cash Management Fund. If an investor exchanges Class B or Class C shares of another HSBC Fund for Class B or Class C shares of a Fund, these Class B and Class C shares may be subject to a contingent deferred sales charge when the investor sells his or her shares.

     The Cash Management Fund, Government Money Market Fund and U.S. Treasury Money Market Fund are herein referred to collectively as, the "Money Market Funds." New York Tax-Free Money Market Fund is herein referred to as the "New York Tax-Free Fund".

     The Cash Management Fund invests in a variety of high-quality, short-term money market instruments, with remaining maturities of thirteen months or less, including obligations in which the Government Money Market Fund invests.

     The Government Money Market Fund invests exclusively in short-term obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, with remaining maturities of thirteen months or less, and repurchase agreements.

     The U.S. Treasury Money Market Fund invests exclusively in short-term, direct obligations of the United States Treasury, with remaining maturities of thirteen months or less, and repurchase agreements.

     The New York Tax-Free Money Market Fund invests primarily in high quality securities exempt from regular Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity.

     Shares of each Fund are primarily offered for sale by BISYS Fund Services, the Sponsor and Distributor, as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain banks, broker-dealers, financial institutions and corporations ("Participating Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at the Participating Organizations and to perform certain services for the Funds.

     This Statement of Additional Information (the "SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Trust's Prospectus for the Funds, dated April 30, 1999 (the "Money Funds Prospectus"). This SAI contains additional and more detailed information than that set forth in the Money Funds' Prospectus and should be read in conjunction with the Money Funds'

Prospectus, additional copies of which may be obtained without charge from the Trust by writing to the address above.

                               TABLE OF CONTENTS

                                                            PAGE
                                                            ----
INVESTMENT POLICIES........................................    2
INVESTMENT RESTRICTIONS....................................   25
MANAGEMENT.................................................   28
COMPENSATION TABLE.........................................   29
SERVICES ORGANIZATION......................................   32
CALCULATION OF YIELDS AND PERFORMANCE
INFORMATION................................................   34
DETERMINATION OF NET ASSET VALUE...........................   36
PORTFOLIO TRANSACTIONS.....................................   37
PURCHASE OF SHARES.........................................   37
EXCHANGE PRIVILEGE.........................................   37
REDEMPTIONS................................................   38
FEDERAL INCOME TAXES.......................................   38
SHARES OF BENEFICIAL INTEREST..............................   41
CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT........   42
INDEPENDENT AUDITORS.......................................   44
FUND COUNSEL...............................................   44
FINANCIAL STATEMENTS.......................................   45

                              INVESTMENT POLICIES

     The following information supplements the discussion of the investment objective and policies of the Funds found under "Investment Objective and Policies" in the Funds' Prospectus.

CASH MANAGEMENT FUND

     The Cash Management Fund ("Cash Management Fund") invests in a broad range of short-term money market instruments which have remaining maturities not exceeding thirteen months and certain repurchase agreements. These money market instruments may include obligations issued or guaranteed by the United States Government or its agencies or instrumentalities and the following other kinds of investments:

     BANK OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued or supported by banks. The Cash Management Fund may invest more than 25% of the current value of its total assets in domestic bank obligations (including bank obligations subject to repurchase agreements). The Cash Management Fund will not invest in any obligations of HSBC Holdings plc or its affiliates (as defined under the Investment Company Act of 1940). The Cash Management Fund is permitted to invest in obligations of correspondent banks of HSBC Holdings plc which are not affiliates of the Trust, but the Fund will not give preference in its investment selections to those obligations.

     The Cash Management Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Cash Management Fund limits its investments in foreign bank obligations to United States dollar denominated obligations of foreign banks (including United States branches) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) have branches or agencies in the United States; and (iii) in the opinion of the Fund's investment adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Fund and present minimal credit risk.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Cash Management Fund may not invest in fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days; investments in fixed time deposits subject to withdrawal penalties maturing from two business days through seven calendar days may not exceed 10% of the value of the total assets of the Fund.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions like exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

     A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). All commercial paper purchased by the Cash Management Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser. Because variable rate master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for variable rate master demand notes, although they are redeemable, and thus immediately repayable by the borrower, at principal amount, plus accrued interest, at any time. See "Variable Rate Master Demand Notes" below.

     CORPORATE DEBT SECURITIES. Cash Management Fund's investments in these securities are limited to non-convertible corporate debt securities such as bonds and debentures which have thirteen months or less remaining to maturity and which are rated "A" or better by Standard & Poor's and "A" or better by Moody's and of comparable high quality ratings by other NRSROs that have rated such securities.

     The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations. Those rated "Aaa" by Moody's or "AAA" by Standard & Poor's are judged to be of the highest quality and exhibit an extremely strong ability to pay interest and repay principal. Those rated "Aa" by Moody's or "AA" by Standard & Poor's are judged to be of high quality by all standards and differ from higher rated issues only in a small degree with respect to their ability to pay interest and repay principal. Those rated A by Moody's and Standard & Poor's possess many favorable attributes and are to be considered as upper medium grade obligations, although they may be more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Cash Management Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Money Funds' Prospectus and in this SAI.

GOVERNMENT MONEY MARKET FUND

     The Government Money Market Fund ("Government Fund") invests exclusively in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months and certain repurchase agreements. United States Government agency and instrumentality obligations are debt securities issued by United States Government sponsored enterprises and Federal agencies. Some obligations of agencies and instrumentalities of the United States Government are supported by the full faith and credit of the United States or United States Treasury guarantees; others, by the right of the issuer to borrow from the United States Treasury; others, by discretionary authority of the United States Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. United States Government agency and instrumentality obligations include master notes issued by Federal agencies or instrumentalities (see the "Variable Rate Demand Notes" below for further details about master notes).

     Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Banks for Cooperatives, the Export- Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.
United States Government agency and instrumentality obligations include master notes issued by these entities but do not include obligations of the World Bank, The Inter-American Development Bank or the Asian Development Bank.

U.S. TREASURY MONEY MARKET FUND

     The U.S. Treasury Money Market Fund ("U.S. Treasury Fund") invests exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding thirteen months and certain repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis. The U.S. Treasury Fund may not enter into loans of its portfolio securities.

NEW YORK TAX-FREE MONEY MARKET FUND

     To attain its objective, the New York Tax-Free Money Market Fund ("New York Tax-Free Fund") invests primarily in a broad range of Municipal Obligations which meet the rating standards described in the Fund's Prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security. Municipal Obligations, which pay interest that is excludable from gross income for Federal income tax purposes and which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, include:

     MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of schools, highways and other public facilities, for general operating expenses and for making loans to other public institutions. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair and improvement of various privately-operated facilities.

     Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds (now generally referred to as "private activity bonds") are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

     Municipal bonds generally have a maturity at the time of issuance of more than a year. Investments in municipal bonds are limited to bonds with a remaining maturity of thirteen months or 397 days or less and which are rated at the date of purchase "A" or better by S&P and "A" or better by Moody's or have comparably high quality ratings by other nationally recognized statistical rating organizations that have rated such bonds, or which if not rated, are, in the opinion of the Fund's Adviser, of comparable investment quality. (See the Appendix for a description of the ratings.)

     MUNICIPAL NOTES. Municipal notes include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

     Municipal notes generally have maturities at the time of issuance of thirteen months or less. Investments in municipal notes are limited to notes which are rated at the date of purchase "MIG 1" or "VMIG-1" or "MIG 2" or "VMIG 2" by Moody's and/or (if only rated by one agency) "SP-1" or "SP-2" by S&P or "FIN-1" or "FIN-2" by Fitch or of comparable high quality as determined by IBCA or Duff & Phelps Credit Rating Co., or, if not rated, are, in the opinion of the Fund's Adviser, of comparable investment quality. (See the Appendix for a description of the ratings.)

     MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a debt obligation with a stated maturity of thirteen months or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt. Investments in municipal commercial paper are limited to commercial paper which is at the time of purchase rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more NRSROs, or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser.

     For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond or pollution control bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the 1940 Act, the Fund's Adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

     Although an investment in the New York Tax-Free Fund is not insured, certain of the Municipal Obligations purchased by the Tax-Free Fund may be insured as to principal and interest by, among others, the Municipal Bond Insurance Association. Insured obligations are identified in the New York Tax-Free Fund's financial statements.

     Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Trust nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions. The New York Tax-Free Fund is permitted to invest more than 5% (but not more than 25%) of its total assets in the securities of any one issuer, which otherwise satisfies that Fund's other investment restrictions. To the extent that the New York Tax-Free Fund invests up to 25% of its total assets in the securities of any one issuer, there may be an increased risk of loss to that Fund.

     As described in the Fund's Prospectus, the New York Tax-Free Fund may, under limited circumstances, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. The New York Tax-Free Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the New York Tax-Free

Fund's investment adviser, present minimal credit risks. In the event of default by the seller under a repurchase agreement, the New York Tax-Free Fund may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. In such event, the New York Tax-Free Fund will also have to take into account the maturities of the underlying securities in calculating the Fund's dollar-weighted average portfolio maturities. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements are considered to be loans under the 1940 Act, collateralized by the underlying securities.

     The New York Tax-Free Fund may engage in the following investment activity:

     Securities with Put Rights. The New York Tax-Free Fund may, without restriction, enter into put transactions, sometimes referred to as stand-by commitments, with respect to Municipal Obligations held in their portfolios. When the New York Tax-Free Fund purchases municipal obligations it may obtain the right to resell them, or "put" them, to the seller at an agreed upon price within a specific period prior to the maturity date.

     If necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

     The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. The amount payable to the New York Tax-Free Fund by the seller upon its exercise of a put will normally be (i) the New York Tax-Free Fund's acquisition cost of the securities (excluding any accrued interest which the New York Tax- Free Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the New York Tax-Free Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the New York Tax-Free Fund. Absent unusual circumstances, the New York Tax-Free Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

     The New York Tax-Free Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the New York Tax-Free Fund, although the New York Tax-Free Fund may sell the underlying securities to a third party at any time. The New York Tax-Free Fund expects that puts will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the New York Tax-Free Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

     The New York Tax-Free Fund may enter into put transactions only with broker-dealers and banks which, in the opinion of the Adviser, present minimal credit risks. The New York Tax-Free Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the New York Tax-Free Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     The New York Tax-Free Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes. The acquisition of a put will not affect the valuation of the underlying security which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where the New York Tax-Free Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the New York Tax-Free Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

     CONCENTRATION. The New York Tax-Free Fund does not intend to concentrate its investments in any industry. The New York Tax-Free Fund may, however, invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

     FLOATING RATE INSTRUMENTS. Certain of the Municipal Obligations which the New York Tax-Free Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. Certain of such obligations may carry a demand or "put" feature which would permit the holder to tender them back to the issuer (or to a third party) at par value prior to maturity. The New York Tax-Free Fund may invest in floating and variable rate Municipal Obligations even if they carry stated maturities in excess of thirteen months, upon certain conditions contained in Rule 2a-7 of the Investment Company Act of 1940, as amended. It is the present position of the Securities and Exchange Commission that the maturity of a short term (the principal amount must unconditionally be paid in 397 days or less) floating rate security is one day and the maturity of a long term (the principal amount is scheduled to be paid in more than 397 days) floating rate security that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The New York Tax-Free Fund will limit their purchases of floating and variable rate Municipal Obligations to those meeting the quality standards set forth above. The New York Tax-Free Fund's investment adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such obligations, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. The New York Tax-Free Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the New York Tax-Free Fund elects to demand payment and the date payment is due, which may affect the ability of the issuer of the instrument to make payment when due.

     TAXABLE SECURITIES. The New York Tax-Free Fund may invest up to 20% of the current value of its total assets in securities subject to the Federal alternative minimum tax. In addition, the New York Tax-Free Fund may invest up to 100% of its total assets in these and other taxable securities to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so. The conditions for which such a posture would be undertaken include adverse market conditions or the unavailability of suitable tax-exempt securities. During these times when the New York Tax-Free Fund is maintaining a temporary "defensive" posture, it may be unable to achieve fully its investment objective.

     The types of taxable securities (in addition to "alternative minimum tax" securities) in which the New York Tax-Free Fund may invest are limited to the following money market instruments which have remaining maturities not exceeding thirteen months: (i) obligations of the United States Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations issued or supported by United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;

(iii) domestic and foreign commercial paper rated in accordance with the standards set forth above under "Cash Management Fund--Commercial Paper" and
(iv) repurchase agreements. The New York Tax-Free Fund also has the right to hold cash reserves of up to 100% of their total assets when the Adviser deems it necessary for temporary defensive purposes.

     WHEN-ISSUED SECURITIES. The New York Tax-Free Fund may, without restriction, purchase Municipal Obligations on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The New York Tax-Free Fund will make commitments only to purchase Municipal Obligations on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing Municipal Obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss at the time of delivery.

     The New York Tax-Free Fund will maintain liquid assets in segregated accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RISK FACTORS FOR THE NEW YORK TAX-FREE FUND

     The liquidity of the New York Tax-Free Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The taxable money market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for short-term Municipal Obligations. The limited marketability of short-term tax-exempt Municipal Obligations may make it difficult in certain circumstances to dispose of large investments advantageously. Nonetheless, the Adviser has determined that there is a sufficient market to invest in short-term tax- exempt Municipal Obligations.

     In general, tax-exempt Municipal Obligations are subject to credit risks such as the loss of credit ratings or possible default. Recent changes in the Federal income tax law as a result of the Tax Reform Act of 1986 may affect the value and availability of Municipal Obligations and New York Municipal Obligations.

     The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund, making it more difficult for the Funds to maintain a stable net asset value per share.

     The following information as to certain New York risk factors is given to investors in view of the New York Tax-Free Fund's policy of concentrating its investments in New York Municipal Obligation issuers. The factors affecting the financial conditions of the State of New York (the "State") are complex, and the following description constitutes only a brief summary; it does not purport to be a complete description and is based on information from official statements relating to general obligation bonds issued by the State of New York. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

     Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the New York Tax-Free Fund), have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest rates and lower market prices for their debt obligations. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations.

     The ability of the New York Tax-Free Fund to meet its objective is affected by the ability of issuers to meet their payment obligations. There are additional risks associated with an investment which concentrates in issues of one state. Since the New York Tax-Free Fund invests primarily in obligations of New York issuers, the marketability and market value of these obligations may be affected by long-term economic problems which face New York City and New York State. In particular, the ability of the State and the City to finance independently have been adversely affected in the past by their inability to achieve or maintain favorable credit ratings. There can also be an effect on the market price of securities of other New York issues if the City receives less favorable credit ratings and if certain of its economic problems continue. If these problems are not resolved, or if new ones develop, they could adversely affect the various New York issuers' ability to meet their financial obligations. There can be no assurance that New York City or the local entities, or the State, will not face budget gaps in future years.

     NEW YORK STATE. The economy of the State (the "State") is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. The State has a declining portion of its work force engaged in manufacturing, and an increasing portion engaged in service industries, reflecting the national trend.

     New York has a very high state and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, and social services and recreational facilities. Despite these benefits, the burden of state and local taxation may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.



         National economic growth during both 1998 and 1999 is expected to be slower thanit was during 1997. The financial and economic turmoil which started in Asia and has spread to other parts of the world is expected to continue to negatively affect U.S. trade balances throughout most of 1999. In addition, growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is expected to slow in 1999 as consumer confidence retreats from historic highs and the stock market ceases to provide large amounts of extra discretionary income. However, the lower short-term interest rates which are expected to be in force during 1999 should help prevent a recession. The revised forecast projects real GDP growth of 3.4 percent in 1998, moderately below the 1997 growth rate. In 1999, real GDP growth is expected to fall further, to 1.6 percent. The growth of nominal GDP is projected to decline from 5.9 percent in 1997 to 4.6 percent in 1998 and 3.7 percent in 1999. The inflation rate is expected to drop to 1.7 percent in 1998 before rising to 2.7 percent in 1999. The annual rate of job growth is expected to be 2.5 percent in 1998, almost equaling the strong growth rate experienced in 1997. In 1999, however, employment growth is forecast to slow markedly, to 1.9 percent. Growth in personal income and wages is expected to slow in 1998 and again in 1999.

     Continued growth is projected for New York State in 1998 and 1999 for employment, wages, and personal income, although, for 1999, a significant slowdown in the growth rates of personal income and wages are expected. The growth of personal income is projected to rise from 4.7 percent in 1997 to 5.0 percent in 1998, but then drop to 3.4 percent in 1999, in part because growth in bonus payments is expected to moderate significantly, a distinct shift from the unusually high increases of the last few years. Overall employment growth is expected to be 2.0 percent in 1998, the strongest in a decade, but is expected to drop to 1.0 percent in 1999, reflecting the slowing growth of the national economy, continued spending restraint in government, less robust profitability in the financial sector and continued restructuring in the manufacturing, health care, and banking sectors.

     THE STATE BUDGET PROCESS. The requirements of the State budget process are set forth in Article VII of the State Constitution and the State Finance law. The process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. (The submission date is February 1 following a gubernatorial election.) The budget must contain a complete plan of available receipts and projected disbursements for the ensuing fiscal year ("State

Financial Plan"). That proposed State Financial Plan must be balanced on a cash basis, and must be accompanied by bills which: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

     In acting on the bills submitted by the Governor, the Legislature has the power to alter both recommended appropriations and proposed changes to substantive law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill related to the budget, these can be reconsidered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, the measure will become law notwithstanding the Governor's veto.

     Once the appropriation and other bills become law, the State's Division of the Budget ("DOB") revises the State Financial Plan based on the Legislatures' action, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or the Legislature.

     The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis State Financial Plan, and an explanation of any changes from the previous State Financial Plan. As required by the State Finance law, the Governor updates the State Financial Plan within 30 days of the close of each quarter of the fiscal year, generally issuing reports by July 30, October 30, and as part of the Executive Budget.



1998-99 Fiscal Year - The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program (STAR), expansion of the child care income-tax credit for middle- income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund (DRRF) that may eventually be used to pay debt service costs on or to prepay outstanding State- supported bonds.

     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund (TSRF), a balance of $158 million in the Community Projects Fund (CPF), and a balance of $100 million in the Contingency Reserve Fund (CRF). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

        Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein, and those projections may be changed materially and adversely from time to time. See "Special Considerations" below for a discussion of risks and uncertainties faced by the State.

         Second Update (current fiscal year) - On October 30, 1998, the State issued the second of its three quarterly updates to the 1998-99 Financial Plan. In the Mid-Year Update, the State continues to project that the State Financial Plan for 1998-99 will remain in balance. The State now projects total receipts in 1998-99 of $37.84 billion, an increase of $29 million over the amount projected in the First Quarterly Update. The State has made no changes to its July disbursement projections, with total disbursements of $36.78 billion expected for the current fiscal year. The additional receipts increase the State's projected surplus (reserve for future needs) by $29 million over the July estimate, to $1.04 billion.

     The Financial Plan now projects a closing balance in the General Fund of $1.7 billion. The balance is comprised of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99), and $158 million in the Community Projects Fund.

    The State ended the first six months of 1998-99 fiscal year with a General Fund cash balance of $5.02 billion, roughly $143 million higher than projected in the cash flow accompanying the July Update to the Financial Plan. Total receipts, including transfers from other funds, were approximately $52 million higher than expected, with the increase comprised of additional tax revenues ($22 million) and transfers from other funds ($30 million). Total spending through the first six months of the fiscal year was $16.28 billion, or $91 million lower than projected in July. This variance resulted primarily from higher spending in Grants to Local Governments ($27 million), offset by lower spending in State Operations ($124 million). These variances are timing-related and should not affect total disbursements for the fiscal year.

         Outyear Projections Of Receipts And Disbursements - State law requires the Governor to propose a balanced budget each year.

         In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999- 00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999- 00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law. See "Special Considerations" below for a description of other risks and uncertainties associated with the State Financial Plan process.

         Special Considerations - The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

    An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

     The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

     Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

 1998-99 State Financial Plan - Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

 General Fund
     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1998-99 fiscal year, the General Fund is expected to account for approximately 47.6 percent of all Governmental Funds disbursements and 70.1 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. Total receipts and transfers from other funds are projected to be $37.56 billion, an increase of $3.01 billion from the 1997-98 fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $36.78 billion, an increase of $2.43 billion from the 1997-98 fiscal year.


   Projected General Fund Receipts
     Total General Fund receipts in 1998-99 are projected to be $37.56 billion, an increase of over $3 billion from the $34.55 billion recorded in 1997-98. This total includes $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds.

        The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998- 99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. The discussion below summarizes the State's projections of General Fund taxes and other revenues for the 1998-99 Fiscal year.

     The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based with certain modifications on federal definitions of income and deductions. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $21.24 billion, nearly $3.5 billion above the reported 1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.
     User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation (LGAC) debt service requirements), cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

     Receipts from user taxes and fees are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. The sales tax component of this category accounts for all of the 1998-99 growth, as receipts from all other sources decline $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbated in 1998-99 by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

     Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

     Total business tax collections in 1998-99 are now projected to be $4.96 billion, $91 million less than received in the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes between the two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds. In addition, profit growth is also expected to slow in 1998.

     Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate (this tax was repealed in 1996), a pari-mutuel tax and other minor levies. They are now projected to total $1.02 billion -- $75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the real property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.


     Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments.

     Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-99, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government. Projected General Fund Disbursements

     General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service.

     Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1998-99 Financial Plan projects spending of $25.14 billion in this category, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs, and community projects grants.

     The 1998-99 budget provides $9.65 billion in support of public schools. The year-to-year increase of $769 million is comprised of partial funding for a 1998-99 school year increase of $847 million as well as the remainder of the 1997-98 school year increase that occurs in State fiscal year 1998- 99. Spending for all other educational programs, which includes the State and City university systems, the Tuition Assistance Programs, and handicapped programs, is estimated at $3.00 billion, an increase of $270 million over 1997-98 levels.

     Medicaid costs are estimated at $5.60 billion, an increase of $144 million from the prior year. After adjusting 1997-98 for the $116 million prepayment of an additional Medicaid cycle, Medicaid spending is projected to increase $260 million or 4.9 percent. Disbursements for all other health and social welfare programs are projected to total $3.63 billion, an increase of $131 million from 1997-98. This includes an increase in support for children and families and local public health programs, offset by a decline in welfare spending of $75 million that reflects continuing State and local efforts to reduce welfare fraud, declining caseloads, and the impact of State and federal welfare reform legislation.

     Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid to local governments are projected at $837 million, an increase of approximately $37 million from 1997-98.

     State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system (SUNY), the Legislature, and the court system. Personal service costs account for approximately 73 percent of spending in this category. Since January 1995, the State's workforce has been reduced by about 10 percent and is projected to remain at its current level of approximately 191,000 persons in 1998-99.

     State operations spending is projected at $6.70 billion, an increase of $511 million of 8.3 percent from the prior year. This increase is primarily due to an additional payroll cycle in 1998-99, a 3.5 percent general salary increase on October 1, 1998 for most State employees, the loss of federal receipts that would otherwise lower General Fund spending in mental hygiene programs, and a projected 15.6 percent increase in the Judiciary's budget.

        General State charges account primarily for the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers.

        Disbursements in this category are estimated at $2.22 billion, a decrease of $50 million from the prior year. This annual decline reflects projected decreases in pension costs and Court of Claims payments, offset by modest projected increases for health insurance contributions, social security costs, and the loss of reimbursements due to a reduction in the fringe benefit rate charged to positions financed by non-General Fundsources.

     Debt service paid from the General Fund reflects debt service on short-term obligations of the State, and includes only interest costs on the State's commercial paper program. The 1998-99 debt service estimate is $11 million, reflecting relative stability in short-term interest rates. The State's short-term TRAN borrowing program was eliminated in 1995.

     Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.
     Transfers in support of debt service are projected at $2.13 billion in 1998-99, an increase of $110 million from 1997-98. The increase reflects the impact of certain prior year bond sales (net of refunding savings), and certain bond sales planned to occur during the 1998-99 fiscal year. The State Financial Plan also establishes a transfer of $50 million to the new Debt Reduction Reserve Fund. The Fund may be used, subject to enactment of new appropriations, to pay the debt service costs on or to prepay State- supported bonds.

     Transfers in support of capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues, or federal grants. These transfers are projected at $200 million for 1998-99, comparable to last year.

     Remaining transfers from the General Fund to other funds are estimated to decline $59 million in 1998-99 to $327 million. This decline is primarily the net impact of one-time transfers in 1997-98 to the State University Tuition Stabilization Fund and to the Lottery Fund to support school aid, offset by a 1998-99 increase in the State subsidy to the Roswell Park Cancer Research Institute.

Non-recurring Resources
     The Division of the Budget estimates that the 1998-99 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims.

     The 1998-99 Financial Plan projects a closing fund balance in the General Fund of $1.42 billion. This fund balance is composed of a reserve of $761 million available for future needs, a $400 million balance in the TSRF, a $158 million balance in the CPF, and a balance of $100 million in the CRF, after a projected deposit of $32 million in 1998-99.

Other Governmental Funds
     In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Amounts below do not include other sources and uses of funds transferred to or from other fund types.

Special Revenue Funds
        Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise approximately 41 percent of total governmental funds receipts in the 1998-99 fiscal year, three-quarters of that activity relates to federally-funded programs.

     Total disbursements for programs supported by Special Revenue Funds are projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds are estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this fund group is Medicaid, which is projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs is projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds is primarily due to the new Child Health Plus program, estimated at $197 million in 1998-99. This program will expand health insurance coverage to children of indigent families.

     State special revenue spending is projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending is due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation, and $113 million for the State share of the new Child Health Plus program.

 Capital Projects Funds
     Capital Projects Funds account for the financial resources used in the acquisition, construction, or rehabilitation of major State capital facilities, and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds is expected to comprise 5.5 percent of total governmental receipts.

     Capital Projects Funds spending in fiscal year 1998-99 is projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth are transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

   Debt Service Funds
     Debt Service Funds are used to account for the payment of principal and interest on long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund type is expected to comprise 3.8 percent of total governmental fund receipts in the 1998-99 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund, Capital Projects Funds and Special Revenue Funds, pursuant to law.

     Total disbursements form the Debt Service Fund type are estimated at $3.36 billion in 1998-99, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million is for transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund. Another $45 million is for education purposes, including State and City University programs financed through the Dormitory Authority of the State of New York (DASNY). The remainder is for a variety of programs in such areas as mental health and corrections, and for general obligation financings. Year 2000 Compliance

     New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19." Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly processdata.

        In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon State operations. High-priority computer applications are those that are critical for a State agency to fulfill its mission and deliver services, but for which they are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of theproject.

        OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission-critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

Cash-Basis Results for Prior Fiscal Years

     The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles ("GAAP"), showing revenues and expenditures.

General Fund 1995-96 through 1997-98
            The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. A narrative description of cash-basis results in the General Fund is presented below.

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). A national recession, followed by the lingering economic slowdown in New York and the regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below.

 1997-98 Fiscal Year
     The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than- anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

     The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund (CPF). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit on March 31, 1998.

     General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. 1996-97 Fiscal Year

     The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

     The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

     General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

     Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority (MTA).

     In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

     Disbursements in the Capital Projects Funds declined over the three year period from $3.97 billion to $3.56 billion as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

 LitigationState Finance Policies

   Insurance Law
     Proceedings have been brought by two groups of petitioners challenging regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for fiscal years 1986-87 through 1996-97 (New York State Health Maintenance Organization Conference, Inc., et al.
v. Muhl, et al. ["HMO"], and New York State Conference of Blue Cross and Blue Shield Plans, et al. v. Muhl, et al. ["Blue Cross 'I' and 'II'"], Supreme Court, Albany County). By order filed January 22, 1997, the Court in Blue Cross I permitted the plaintiffs in HMO to intervene and dismissed the challenges to the rates for the period prior to 1995-96. By decision dated July 24, 1997, the Court in Blue Cross I held that the determination made by the Superintendent in establishing the 1995-96 rate was arbitrary and capricious and directed that premiums paid pursuant to that determination be returned to the payors. The State has appealed this decision. The petitioners did not cross appeal. In Blue Cross II, by amended judgment dated April 2, 1998, the Supreme Court annulled the regulation setting the 1996-97 premium rate and directed that all 1996-97 excess malpractice premiums be returned to the payors. The State will not be obligated in either case to pay moneys to any petitioner. Adverse determinations would result in refunds from the affected insurers.

 Tax Law

            In New York Association of Convenience Stores, et al. v. Urbach, et al., petitioners, New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternately, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department, and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal.

Petitioner's motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross-appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. The case was argued before the Court of Appeals on March 24, 1998.

Clean Water/Clean Air Bond Act of 1996

     In Robert L. Schulz, et al. v. The New York State Executive, et al. (Supreme Court, Albany County, commenced October 16, 1996), plaintiffs challenge the enactment of the Clean Water/Clean Air Bond Act of 1996 and its implementing legislation (1996 Laws of New York, Chapters 412 and 413). Plaintiffs claim, inter alia, that the Bond Act and its implementing legislation violate provisions of the State Constitution requiring that such debt be authorized by law for some single work or purpose distinctly specified therein and forbidding incorporation of other statutes byreference.

            In an opinion dated June 9, 1998, the Court of Appeals affirmed the July 17, 1997 order of the Appellate Division, Third Department, affirming the lower court dismissal of this case.

Line Item Veto
     In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998.

     State Programs
     --------------

     Medicaid. Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law (S)2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law (S)(S)2807-d(2)(b)(ii) and

2807d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State has appealed that order.

     Shelter Allowance. In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through Department of Social Services regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York City. A judgement was entered on July 25, 1997, directing, inter alia, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State has sought relief from each and every provision of this judgement except that portion directing the continued provision of interim relief.

     CIVIL RIGHTS CLAIMS. In an action commenced in 1980 (United States, et al.
v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIP I"). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and other State defendants (the "State") in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the Court of Appeals, based on the District Court's factual findings, held the State defendants liable under 42 USC (S)1983 and the Equal Educational Opportunity Act, 20 USC (S)(S)1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By Order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan ("EIP II") to eradicate these vestiges of segregation. The October 8, 1997 Order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State made available to Yonders $450,000 to support planning activities to prepare the EIP II budget for 1997-98 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. The State intends to appeal that judgment. Additionally, the Court adopted a requirement that the State pay to Yonkers $9 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I has not yet been reduced to an order.

     CONTRACT AND TORT CLAIMS. In Inter-Power of New York, Inc. v. State of New York, commenced November 16, 1994 in the Court of Claims, plaintiff alleges that by reason of the failure of the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, plaintiff was unable to complete by the projected completion date a cogeneration facility, and thereby suffered damages. The parties have agreed to settle this case for $29 million.


Public Authorities
     The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this summary, public authorities refer to public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

     The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

     Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of the date of this AIS, LIPA has issued over $5 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State- supported or State-related debt.

Metropolitan Transportation Authority - The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes-including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998- 99 fiscal year, State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board ("CPRB") approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995- 99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

 The City of New York
     The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan ("Financial Plan") annually and updates it periodically, and prepares a comprehensive annual financial report describing its most recent fiscal year each October.

The City of New YorkFiscal Oversight
     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million of impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (i.e., those which received or may receive moneys from the City directly, indirectly or contingently) operate under the Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the city's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the city must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financing capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the TFA to be unconstitutional. On November 25, 1997 the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs have appealed the decision. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

 Monitoring Agencies
     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Recent staff reports also indicate that the City projects a substantial surplus for City fiscal year 1997-98. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely on actions outside its direct control. These reports have indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

Other Localities
     Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998- 99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     The appropriation and allocation of general purpose local government aid among localities, including New York City, is currently the subject of investigation by a State commission. While the distribution of general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.
     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

REPURCHASE AGREEMENTS

     Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon rate is unrelated to the interest rate on that security. Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. Where the securities underlying a repurchase agreement are not U.S. Government securities, they must be of the highest quality at the time the repurchase agreement is entered into (e.g., a long- term debt security would be required to be rated by S&P as "AAA" or its equivalent). While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year, the term of the repurchase agreement is always less than thirteen months. The maturities of the underlying securities will have to be taken into account in calculating the Fund's dollar-weighted average portfolio maturities if the seller of the repurchase agreement fails to perform under such agreement. In these transactions, the securities acquired by each Fund are held by the Fund's custodian bank until they are repurchased. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. Repurchase agreements are considered to be loans under the 1940 Act, as amended, collateralized by the underlying securities.

     Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Code permit the Funds to exercise a contractual right to liquidate the underlying securities. However, if the seller is a stockbroker or other entity not afforded protection under the Code, an agency having jurisdiction over the insolvent entity may determine that a Fund does not have the immediate right to liquidate the underlying securities. If the seller defaults, a Fund might incur a loss if the value of the underlying securities declines. A Fund may also incur disposition costs in connection with the liquidation of the securities. While the Funds' management acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and careful monitoring procedures. Income from repurchase agreements is taxable.

LOANS OF PORTFOLIO SECURITIES

  Portfolio securities of the Cash Management, Government and New York Tax- Free Funds may be lent to brokers, dealers and financial institutions if collateral, in the form of cash, U.S. Government securities, or other liquid high grade debt obligations, including letters of credit, equal to at least 100% of the current market value of the securities loaned (including accrued dividends and interest thereon) plus the interest payable with respect to the loan is maintained by the borrower with the lending Fund in a segregated account maintained by a custodian. In determining whether to lend a security to a particular broker, dealer or financial institution, the investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities which the lending Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof which is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the lending Fund an amount equal to any accrued income on those securities, and that Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral. The Fund will not lend securities having a value which exceeds 33 1/3 % of the current value of its total assets. There may be a risk of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans of securities will be subject to termination at the lender's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, its investment adviser or distributor.

VARIABLE RATE DEMAND NOTES

     The Cash Management Fund may from time to time buy variable rate demand notes issued by corporations, bank holding companies, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). These securities will typically have a maturity in the 5-20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically 30 days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a bank. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing market rate for securities with a 7-day maturity.

VARIABLE RATE MASTER DEMAND NOTES

     The obligations which the Cash Management Fund and Government Fund may buy include variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by these Funds at varying rates of interest pursuant to direct arrangements between the Funds, as lenders, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from which the notes will be purchased, except that in the case of the Government Fund the issuer must be a Federal agency or instrumentality. However, in connection with such purchases and on an ongoing basis, the Adviser will continually monitor the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Funds' Prospectus for all other debt obligations.


     OTHER MUTUAL FUNDS. The Funds may invest in shares of other open-end management investment companies that are money market funds reasonably believed to comply with Rule 2a-7 under the Investment Company Act of 1940, subject to the limitations of the Investment Company Act of 1940 and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

     The investment objective of each of the Funds and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. See "Shares of Beneficial Interest" in this SAI.


                            INVESTMENT RESTRICTIONS

     For each Fund, the following investment restrictions are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the outstanding voting securities of that Fund, as described under "Shares of Beneficial Interest" in this SAI.

None of the Funds may:

          (1) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Funds of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

          (2) underwrite securities of other issuers, except with respect to the New York Tax-Free Fund and to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; or

          (3) may invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days).

          (4) issue senior securities, borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 33 1/3% of the current value of the total net assets of that Fund

     ; and

          (5) make loans, except that the each Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

          The U.S. Treasury Fund may not purchase securities other than direct obligations of the United States Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

          The Government Fund may not purchase securities other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the Government Fund which may be invested in the securities of any one issuer of such obligations).

          The Cash Management Fund may not:

          (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of the Cash Management Fund in that industry would exceed 25% of the current value of the total assets of the Cash Management Fund, except that the Fund may invest more than 25% of its total assets in bank obligations (including bank obligations subject to repurchase agreements) and except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

          (2) invest more than 5% of the current value of the total assets of the Cash Management Fund in the securities of any one issuer (including securities subject to repurchase agreements), other than obligations of the United States Government or its agencies or instrumentalities; or

          (3) write, purchase or sell puts, calls, warrants or options or any combination thereof.

     The New York Tax-Free Fund may not:

          (1) purchase equity securities or other securities convertible into equity securities;

          (2) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in Municipal Obligations (for the purpose of this restriction, industrial development and pollution control bonds shall not be deemed Municipal

     Obligations if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), obligations of the United States Government, its agencies or instrumentalities, negotiable certificates of deposit or bankers' acceptances;

          (3) purchase or sell real estate (other than municipal obligations or other money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

          (4) invest more than 5% of the current value of the Fund's total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States, except that up to 25% of the value of the New York Tax-Free Fund's total assets may be invested without regard to this 5% limitation; or

          (5) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the New York Tax-Free Fund may enter into stand-by commitments.

          (6) invest less than 80% of its net assets in New York Municipal Obligations except when, in the opinion of the Adviser, it is advisable for the Fund to invest temporarily up to 100% of its total assets in taxable securities to maintain a "defensive" posture because of market conditions.


     The Funds' diversification tests are measured at the time of initial purchase, and calculated as specified in Rule 2a-7 of the Investment Company Act of 1940, which may allow the Funds to exceed the limits specified in this Prospectus for certain securities subject to guarantees or demand features. The Funds will be deemed to satisfy the maturity requirements described in this Prospectus to the extent that the Funds satisfy Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Policies" in this SAI for the purpose of diversification under the 1940 Act.

     It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law, the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.

                                  MANAGEMENT

Trustees and Officers

     The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. No Trustee is deemed to be an "interested person" of the Trust for purposes of the Investment Company Act of 1940, as amended.

JOHN P. PFANN, Trustee - age 69, Captains Walk, Marina Cove, Palm Coast, Florida
     32137. Chairman and President, JPP Equities, Inc.1982 to 1995; Trustee, HSBC Mutual Funds Trust.

ROBERT A. ROBINSON, Trustee - age 73,  251 Laurel Road, New Canaan, Connecticut
     06840.
     Trustee, Henrietta and E. Frederick H. Bugher Foundation; Trustee, U.S.T. Master Funds, Inc. and U.S.T. Master Tax-Exempt Funds, Inc. (mutual funds); Trustee, HSBC Mutual Funds Trust.

WOLFE J. FRANKL, Trustee - 78,  Gooseneck Lane, Charlottesville, Virginia 22901.
     Trustee, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., and Excelsior Institutional Funds, Inc. (mutual funds); Director, Deutsche Bank Financial, Inc.; Director, The Harbus Corporation; Trustee, HSBC Mutual Funds Trust.

HARALD PAUMGARTEN, Chairman of the Board of Trustees - age 60, 405 Lexington
     Ave., New York, NY 10174; Managing Director, Adirondack Capital Group 1997 -to present; President, Paumgarten and Company 1991-1997; Advisory Managing Director, Lepercq de Neuflize & Co. Incorporated 1993 to 1995; Director, Price Waterhouse AG 1992 to 1993; Trustee, HSBC Mutual Funds Trust.

RICHARD J. LOOS*, Vice Chairman Emeritus- age 65, 97 Southport Wood Drive,
     Southport, CT 06490.

WALLY GRIMM, President - Executive Vice President, Fund Services Division of
     BISYS Fund Services, Inc., June, 1992 to Present.

ERIC ALMQUIST, Senior Vice President - Senior Marketing Strategist, Fund
     Services Division of BISYS Fund Services, Inc., August, 1996 to Present; Director of Process Management, Coopers & Lybrand L.L.P. from 1994 to 1996. Vice President, The Dreyfus Service Corporation, from 1988 to 1994.

CHARLES BOOTH, Vice President - Chief Compliance Officer and Vice President of
     Fund Administration, Fund Services Division of BISYS Fund Services, Inc., 1988 to Present.

ANTHONY FISCHER , Vice President -  Client Services, Fund Services Division of
     BISYS Fund Services, Inc., 1998 to present; SEI,  1997-1998.

PAUL T. KANE, Assistant Treasurer - Vice President, Fund Services Division of
              ---------
BISYS Fund Services, Inc., December 1997 to present; Director Shareholder Reporting, Fidelity Accounting and Custody Services, 1985-1997.

STEVEN R. HOWARD, Secretary - 1285 Avenue of the Americas, New York, New York
     10019. Partner, Paul, Weiss, Rifkind, Wharton & Garrison since 4/98, Partner Baker & McKenzie, 1991 to 1998; Secretary, HSBC Mutual Funds Trust.

ALAINA V. METZ, Assistant Secretary - Chief Administrator, Administration and
     Regulatory Services of BISYS Fund Services, Inc., June 1995 to
     Present; Supervisor of Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.


* Mr. Loos has been elected Vice Chairman Emeritus, such appointment was effective May 5, 1998. Mr. Loos is not a voting member of the Board.

     Trustees of the Funds receive from the Funds an annual fee and a fee for attending each meeting of the Trustees and each committee meeting and are reimbursed for all out-of-pocket expenses relating to attendance at meetings


                              COMPENSATION TABLE

                                                                Pension
                                                                   or
                                                               Retirement
                                         Aggregate              Benefits        Estimated
                                        Compensation            Accured           Annual             Total
                                          from the              as Part          Benefits           from the
                                        Money Market            of Fund            Upon               Fund
Compensation                               Funds               Expenses         Retirement          Complex
------------------------------------------------------------------------------------------------------------------
Wolfe J. Frankl, Trustee                  $15,170                0.00              N/A              $28,000
------------------------------------------------------------------------------------------------------------------
Harald Paumgarten, Trustee                $17,040                0.00              N/A              $31,000
------------------------------------------------------------------------------------------------------------------
John P. Pfann, Trustee                    $ 9,501                0.00              N/A              $14,000
------------------------------------------------------------------------------------------------------------------
Robert A. Robinson, Trustee               $16,362                0.00              N/A              $30,000
------------------------------------------------------------------------------------------------------------------
Richard J. Loos,                          $12,973                0.00              N/A              $24,000
Vice Chairman Emeritus

___________

* Represents the total compensation paid to such persons during the calendar year ended December 31, 1998.

          As of the date of this SAI, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISER

     The Funds retain HSBC Asset Management Americas, Inc. (the "Adviser") to act as the adviser for the Funds. The Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 140 Broadway, New York, NY 10005.

     The Advisory Contract provides that the Adviser shall provide over-all investment guidance and policy direction in connection with the management of the Funds. The Adviser has agreed to provide to the Trust, among other things, information relating to money market portfolio composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund.

     The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of the Funds. Administrative services provided by the Adviser include, among other things (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Funds, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the Securities and Exchange Commission ("SEC").



ADMINISTRATOR

     Pursuant to the Management and Administration Agreement, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, (i) provides administrative services reasonably necessary for the operation of the Trust and the Funds, other than those services which are provided by the Adviser pursuant to the Advisory Contract, (ii) provides the Trust with office space and office facilities reasonably necessary for the operation of the Trust and the Funds, and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Management and Administration Agreement.



DISTRIBUTOR

     Shares of each of the Funds are offered on a continuous basis and without sales charges through BISYS Fund Services, which serves as the Distributor pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN AND EXPENSES

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act, as amended, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan authorizes payments through BISYS Fund Services to broker-dealers or financial institutions for their assistance in distributing Fund shares and otherwise promoting the sale of Fund shares. In addition, the Plan authorizes payments through BISYS Fund Services for the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services.

     The Plan provides for a monthly payment of 12b-1 fees not to exceed an annual rate of 0.20% of the average daily net assets of the Class A shares of all the Funds. Class B and Class C shares pay a 12b-1 fee not to exceed 0.75% of the average daily net assets of the respective class.

     For the year ended December 31, 1998, the Funds incurred the following amounts in distribution-related fees under the Rule 12b-1 Distribution Plan:

                                                      Printing of
                Compensation to                    Prospectuses and      Retail          Postage and
  Fund              Broker-                           Shareholder       Marketing        Miscellaneous
 Total             Dealers          Advertising        Reports           Program            Expenses
 -----          ---------------     -----------    ----------------     ---------        -------------
Cash
Management          $ 286,571        $      0        $       0           $     0            $     0

Government          $  74,966        $      0        $       0           $     0            $     0

U.S. Treasury       $  14,318        $      0        $       0           $     0            $     0

New York            $  69,919        $      0        $       0           $     0            $     0

     The Plan will continue to be in effect with respect to the Funds from year to year provided such continuance is approved annually by a vote of the Board of Trustees of the Trust and of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("disinterested" Trustees), cast in person at a meeting called for the purpose of voting on such Plan. The Board of Trustees of the Trust and "disinterested" Trustees of the Trust approved the continuance of the Plan at a meeting of the Board of Trustees on January 26, 1999.

                             SERVICE ORGANIZATIONS

  The Trust also contracts with banks (including HSBC Bank USA), trust companies, broker-dealers or other financial organizations ("Service Organizations") on behalf of the Funds to provide certain administrative services for the Fund at a fee of up to an annual rate of 0.35% for Class A shares and 0.50% fee Class B and Class C shares. Services provided by Service Organizations may include among other things; providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving of funds in connection with shareholder orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from a Fund to its shareholders; and providing such other services as each Fund or shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation.

  Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by each Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by a Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

  Any customer of a Participating Organization may become the shareholder of record upon written request to its Participating Organization or the Fund's Transfer Agent. Each Participating Organization will receive monthly payments which in some cases may be based upon expenses that the Participating Organization has incurred in the performance of its services under the Servicing Agreement. The payments will not exceed, on an annualized basis, an amount equal to 0.35% (0.50% for Class B and Class C) of the average daily value during the month of Fund shares in the subaccount of which the Participating Organization is record owner as nominee for its customers. Such payments will be separately negotiated with each Participating Organization and will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization. The payment may be more or less than the fees payable to BISYS Fund Services, Inc. for the services it provides pursuant to the Transfer Agency Agreement for similar services.

  The payments will be made by the Funds to the Participating Organizations pursuant to the Servicing Agreements. BISYS Fund Services, Inc. will not receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by Participating Organizations. The Board of Trustees will review, at least quarterly, the amounts paid and the purposes for which such expenditures were made pursuant to the Servicing Agreements.

  Under separate agreements, the Adviser (not the funds) may make supplementary payments from its own revenues to a Participating Organization that agrees to perform services such as advising customers about the status of their subaccounts, the current yield and dividends declared to date and providing related services a shareholder may request. Such payments will vary depending upon such factors as the services provided and the cost incurred by each Participating Organization.

  The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

  If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

ADVISORY AND ADMINISTRATIVE FEES AND EXPENSES

     As compensation for its advisory and administrative services, the Adviser is paid a monthly fee with respect to each Fund at the following annual rates:

     Portion of average daily
     value of net assets of
     each Fund                                Advisory                            Total
     ---------                                --------                            -----
       Not exceeding $500 million............  0.350%                             0.420%
       In excess of $500 million but
       not exceeding $1 billion..............  0.315%                             0.385%
       In excess of $1 billion but
       not exceeding $1.5 billion............  0.280%                             0.350%
       In excess of $1.5 billion.............  0.245%                             0.315%

     For the year ended December 31, 1998, HSBC earned $850,781, from the Cash Management Fund, $103,714 from the U.S. Treasury Money Market Fund, $324,264 from the Government Money Fund and $300,720 from the New York Tax-Free Money Market Fund in advisory fees, net of fee waivers of $610,119, $52,242, $261,302 and $246,732, respectively.

     For the year ended December 31, 1998, as Administrator, BISYS Fund Services earned $353,424 from the Cash Management Fund, $44,449 from the U.S. Treasury Money Market Fund, $138,971 from the Government Money Market Fund and $128,881 from the New York Tax-Free Money Market Fund, net of fee waivers of $231,825, 29,625, 92,625 and 85,897, respectively in administrative services fees.

     For the year ended December 31, 1997, HBSC earned $521,010, from the Cash Management Fund, $47,695 from the U.S. Treasury Money Market Fund, $220,426 from the Government Money Fund and $150,060 from the New York Tax-Free Money Market Fund in advisory fees, net of fee waivers of $0, $0 and $89,496 respectively.

     For the year ended December 31, 1997, as Administrator, BISYS Fund Services earned $184,849 from the Cash Management Fund, $26,260 from the U.S. Treasury Money Market Fund, $72,055 from the Government Money Market Fund and $180,833 from the New York Tax-Free Money Market Fund, net of fee waivers of $92,701, $13,170, $36,135 and $40,537 respectively in administrative services fees.

     For the year ended December 31, 1996, HSBC earned $650,431 from the Cash Management Fund, $85,538 from the U.S. Treasury Money Market Fund, $246,525 from the Government Money Fund and $117,819 from the New York Tax-Free Money Market Fund in advisory fees, net of fee waivers of $37,518, $19,813 $7,113 and $114,950, respectively.

     For the year ended December 31, 1996, as Administrator, BISYS Fund Services earned $172,203 from the Cash Management Fund, $27,410 from the U.S. Treasury Money Market Fund, $61,443 from the Government Money Market Fund and $57,375 from the New York Tax-Free Money Market Fund, net of fee waivers of $92,529, $12,585, $33,383 and $31,528, respectively in administrative services fees. For the two months ended February 29, 1996, PFPC Inc., ("PFPC") BISYS' predecessor, earned $28,418 from the Cash Management Fund, $4,925 from the U.S. Treasury Money Market Fund, $13,247 from the Government Money Fund and $10,370 from the New York Tax Free Money Market Fund, net of fee waivers of $1,496, $259, $697 and $546, respectively in administrative services fees.

     The Adviser may contractually agree in advance not to impose a portion of its fees in the future.

     Except for the expenses paid by the Adviser and BISYS under their respective contracts, the Trust bears all costs of its operations. Expenses directly attributable to each Fund are charged to that Fund. Other expenses of the Trust are allocated among the Funds by the Board of Trustees in a manner which may, but need not, be proportionate in relation to the net assets of each Fund.

     The Advisory Contract, the Distribution Agreement and the Management and Administration Agreement (upon expiration of its initial term ending
September 1, 1999) will continue in effect with respect to each Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of that Fund or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to such contracts or "interested persons" (as defined in the 1940
Act) ("disinterested" Trustees) of any such party. Each contract may be terminated with respect to the Trust at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice, except in the case of the Management and Administration Agreement, which requires written notice of non-renewal given at least 90 days prior to expiration of the then current term. The Contracts shall terminate automatically in the event of their assignment (as defined in the 1940 Act).

     The Board of Trustees of the Trust and the "disinterested" Trustees of the Trust approved the continuance of each Fund's Advisory Contract, and the Distribution Agreement at a meeting of the Board of Trustees on January 26, 1999.

                             CALCULATION OF YIELDS
                          AND PERFORMANCE INFORMATION

     From time to time, the Funds quote current yield based on a specific seven calendar day period. The yield may be used in advertisements and marketing material. Each of the Money Market Funds calculates a seven day yield by determining the "net change in value" (exclusive of capital changes) of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent.

     The Money Market Funds may also advertise an effective yield based on a specific seven-day period, carried to the nearest hundredth of one percent, which is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

     For calculating yield and effective yield, "net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation), less applicable expenses.

     The New York Tax-Free Fund may from time to time advertise tax equivalent yields. Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified seven-day period assuming a reinvestment of all dividends paid during such period. The equivalent yield is calculated by dividing that portion of the New York Tax-Free Fund's effective yield (calculated in the manner described above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     Thirty-day yields for the Funds may also be advertised from time to time and are calculated by using a method known as "semi-annual compounding." Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          Where:  yield = 2[(a-b) + 1)/6/ - 1]

                             cd

          a = dividends and interest earned during the period, including the amortization of market premium or accretion of market discount.

          b =  expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

     For the 7-day period ending December 31, 1998 the yield and effective yields were:

                                          7-Day Yield     Effective Yield
     Cash Management Fund                      5.31             5.45

     Government Money Market Fund              5.02             5.14

     U.S. Treasury Money Market Fund           4.99             5.11

     New York Tax-Free Fund                    3.26             3.32

     From time to time, in marketing pieces and other Fund literature, each Fund's or the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

     Financial Times, Europe's business newspaper, which from time to time features articles on international or country-specific funds.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance
     Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                  DETERMINATION OF NET ASSET VALUE

     As indicated under "Determination of Net Asset Value" in the Funds' Prospectus, the Funds use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in securities determined by the Trust's Board of Trustees to be "eligible securities" as defined by Rule 2a-7 and to present minimal credit risks. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of each Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of each Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                       PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The policy of each Fund of investing in securities with short maturities has resulted in high portfolio turnover.

     Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities and Municipal Obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Funds primarily consists of dealer spreads and underwriting commissions and, since June 4, 1982 (commencement of operations), the Trust has paid no brokerage commissions. Under the 1940 Act, persons affiliated with the Trust or the Adviser are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. The Funds may purchase Municipal Obligations from underwriting syndicates of which an affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms.


                              PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the sections in the Funds' Prospectus entitled "Purchasing and Adding to Your Shares." The Prospectus contains a general description of how investors may buy shares of the Funds and states whether the Funds offer more than one class of shares.

     Class B and C shares may be subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs. After being held for six years, Class B shares will automatically convert into Class A shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trust signs.


                              EXCHANGE PRIVILEGE

     Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange those shares for shares of any of the other portfolios of the Trust and HSBC Mutual Funds Trust which are available for sale in their state. Shareholders who exchange shares of any Fund for shares of any HSBC Mutual Fund will be subject to a sales load. For further information about the sales load, please see a prospectus for any of the HSBC Mutual Funds.

     Before effecting an exchange, shareholders should review the Prospectus for the portfolio in which they intend to invest. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized in the case of a Fund that has not maintained a constant net asset value per share.

  The exchange privilege may be modified or terminated upon sixty (60) days' prior written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Trust reserves the right to impose such a limitation. Call or write the Trust for further details.

                                  REDEMPTIONS

     Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. The Trust may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Trust not reasonably practicable.

     If a Fund does not maintain a constant net asset value per share, the proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal and New York State and City income tax purposes.

     A shareholder's account with a Fund remains open for at least one year following complete redemption and all costs during the period will be borne by the Trust. This permits an investor to resume investments in that Fund during the period in an amount of $50 or more.

     To be in a position to eliminate excessive stockholder expense burdens, the Trust reserves the right to adopt a policy pursuant to which it may redeem upon not less than 30 days' notice shares of a Fund in an account which has a value below a designated amount. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of the Funds' portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.


                             FEDERAL INCOME TAXES

     Each Fund has elected and qualified to be treated as a regulated investment company during 1998 and intends to continue to so qualify by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that it will not be subject to Federal income tax on its net investment income and net realized capital gains that are distributed to shareholders in accordance with the timing requirements of the Code.

     In order to so qualify, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to loans of stock and securities and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency and; (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other stocks and securities limited, in the case of other stocks or securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of its assets or 10% of the voting stocks or securities of the issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government stocks or securities and securities of other regulated investment companies).

     Each portfolio within the Trust will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes. Provided that each Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise taxes.

     Each Fund will be subject to a 4% non-deductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary income (excluding long and short-term capital gain income) for the calendar year; plus
(b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) any ordinary income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to the Fund during such year. Each Fund intends to distribute to its shareholders each year an amount sufficient to avoid the imposition of such excise tax.

     Dividends are not expected to qualify for the dividends-received deduction available to corporations. As to the tax treatment of redemptions, see "Redemptions" above.

     Each Fund is required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains. Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends (including capital gain dividends) paid to non-corporate shareholders who have not furnished the Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. In addition, the Trust may be required to withhold Federal income tax at a rate of 31% if it is notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described in the Prospectus whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Investors should consult their tax advisers for more information.

     Under the laws of certain states, distributions of net investment income are taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by the resident of such state, would be exempt from such state's income tax.

     The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by each Fund's management to be most likely to attain such Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year.

     A Fund's use of equalization accounting, if such method of tax accounting is used for any taxable year, may affect the amount, timing and character of its distributions to shareholders.

Special Tax Considerations for the New York Tax-Free Fund

     The New York Tax-Free Fund also intends to qualify to pay "exempt-interest dividends" within the meaning of the Code by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of Municipal Obligations. Dividends derived from interest on Municipal Obligations that constitute exempt-interest dividends will not be includable in gross income for Federal income tax purposes and exempt interest dividends derived from interest on New York Municipal Obligations will not be includable in gross income for Federal income tax purposes or subject to New York State or City personal income tax.

     However, as described in the Fund's Prospectus, if the New York Tax-Free Fund invested in Municipal Obligations and New York Municipal Obligations that are private activity bonds, some portion of exempt-interest dividends paid by the New York Tax-Free Fund would be treated as an item of tax preference for purposes of the Federal alternative minimum tax on individuals and corporations. In addition, a portion of original issue discount relating to stripped Municipal Obligations and their coupons may be treated as taxable income under certain circumstances, as will income from repurchase agreements and securities loans.

     Exempt-interest dividends received by corporations which hold shares of the New York Tax-Free Fund will be part of the "adjusted current earnings" of such corporations, and will increase the "alternative minimum taxable income" of such corporations for purposes of the alternative minimum tax on corporations.

     Interest on debt incurred to purchase or carry shares in the New York Tax-Free Fund may not be deductible for federal income tax purposes. Property and casualty insurance companies will be required to reduce their deductions for "losses incurred" by a portion of the exempt-interest dividends they receive from the New York Tax-Free Fund.

     The portion of the income from the New York Tax-Free Fund derived from bonds with respect to which a holder is a "substantial user" will not be tax-exempt in the hands of such user.

     The New York Tax-Free Fund will determine the portion of any distribution that will qualify as an exempt-interest dividend based on the proportion of its gross income derived from interest on Municipal Obligations over the course of the Fund's taxable year. Therefore, the percentage of any particular distribution designated as an exempt-interest dividend may be substantially different from the percentage of the New York Tax-Free Fund's gross income derived from interest on Municipal Obligations for the period covered by the distribution.

     Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel for each issue at the time of issuance. Neither the Trust nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     The New York Tax-Free Fund may obtain put rights with respect to certain of their Municipal Obligations. The IRS has issued published and private rulings concerning the treatment of such put transactions for Federal income tax purposes. Since these rulings are ambiguous in certain respects, there can be no assurance that the Fund will be treated as the owner of the Municipal Obligations subject to the puts or that the interest on such obligations received by the Fund will be exempt from Federal income tax (and New York State and City personal income tax in the case of New York Municipal Obligations). If the Fund is not treated as the owner of the Municipal Obligations subject to the puts, distributions of income derived from such obligations will be taxed as ordinary income. The Fund anticipates that, in any event, it will remain qualified to pay exempt-interest dividends with respect to interest derived from other obligations in its portfolio.

  Shareholders should consult their own tax advisers with respect to the tax status of distributions from the New York Tax-Free Fund, and redemptions of Fund shares, in their own states and localities. Shareholders who are not United States persons should also consult their tax advisers as to the potential application of foreign and U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends representing ordinary income to them.


                         SHARES OF BENEFICIAL INTEREST

  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of four series representing four portfolios of the Trust. Each portfolio is comprised of three different classes of shares -- Class A shares, Class B shares and Class C shares.

  All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class is required by law or where the matter involved affects only one class. As used in the Money Market Funds Prospectus and in this SAI, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of trustees and ratification of independent auditors), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund), means the vote of the lesser of
(i) 67% of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

  Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

  At _______________________, no person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of any Fund, except as set forth below:

SHARES HELD & PERCENT OF CLASS

NAME & ADDRESS OF         CASH      GOVERNMENT    U.S. TREASURY      NEW YORK
HOLDER OF RECORD       MANAGEMENT      FUND           FUND        TAX-FREE FUND
-------------------    ----------    --------      ----------     -------------
BANK OF OKLAHOMA                                     4,891,365
TULSA, OK 74192                                         18.688%

MARINE MIDLAND BANK    36,514,584   45,464,531      10,653,524      20,607.513
BUFFALO, NY 14240          18.577%      64.584%         40.703%         26.358%

CHEMICAL BANK                        7,016,252
NEW YORK, NY 10017                       9.966%

BISYS FUND SERVICES    62,403,957                    1,963,622      20,789,243
COLUMBUS, OH 43219         31.749%                       7.502%         26.590%

TOTAL SHARES
OUTSTANDING           196,549,361   70,395,253      26,173,454      78,181,736
                      ===========   ==========      ==========      ==========


  The aforementioned shares were held on behalf of various customer accounts of the holders of record. Marine Midland and BISYS Fund Services have informed the Trust that they were not the beneficial owners of any of the shares each held of record. The Trust does not know the extent to which the other holders of record were beneficial owners of the shares indicated.


                           CUSTODIAN, TRANSFER AGENT
                           AND FUND ACCOUNTING AGENT

  The Bank of New York has been retained to act as custodian for the Money Market and New York Tax-Free Funds pursuant to a Custodian Agreement. The Bank of New York's address is 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, the Custodian maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each such Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each such Fund; pays all expenses of the Funds; receives and pays out cash for purchases and redemptions of shares of each such Fund and pays out cash if requested for dividends on shares of each such Fund. Under the Custodian Agreement, the Trust has agreed to pay the Custodian for furnishing custodian services a fee with respect to each Fund for certain transaction charges and out-of-pocket expenses.

  The Board of Trustees has authorized the Bank of New York in its capacity as custodian of the Funds to enter into Subcustodian Agreements with banks that qualify under the 1940 Act to act as subcustodians with respect to certain variable rate short-term tax-exempt obligations in each Fund's portfolio.

  BISYS Fund Services, Inc. (the "Transfer Agent") has been retained by the Trust to act as transfer agent and dividend disbursing agent for the Funds. Under the Agency Agreement, BISYS Fund Services, Inc. maintains an account in the name of each stockholder of record in each Fund reflecting purchases, redemptions, daily dividend accruals and monthly dividend disbursements, processes purchase and redemption requests, issues and redeems shares of each Fund, addresses and mails all communications by the Trust to its shareholders, including financial reports, other reports to shareholders, dividend and distribution notices, tax notices and proxy material for its shareholder meetings, and maintains records for the foregoing services. Under the Agency Agreement, each Fund has agreed to pay BISYS Fund Services, Inc. $15.00 per account and subaccount (whether maintained by BISYS Fund Services, Inc. or a correspondent bank) per annum. In addition, the Funds have agreed to pay BISYS Fund Services, Inc. certain transaction charges, wire charges and out-of-pocket expenses incurred by BISYS Fund Services, Inc.

  For the year ended December 31, 1998, BISYS received fees under the Agency Agreement of $180,920, $44,186, $43,337 and $52,935 from the Cash Management, Government, U.S. Treasury and New York Tax-Free Funds, respectively.

  For the year ended December 31, 1997, BISYS received fees under the Agency Agreement of $140,855, $50,378, $37,460 and $60,684 from the Cash Management, Government, U.S. Treasury and New York Tax-Free Funds, respectively.

  For the year ended December 31, 1996, BISYS received fees under the Agency Agreement of $156,481, $57,901, $43,780, and $46,013 from the Cash Management, Government, U.S. Treasury, and New York Tax-Free Funds, respectively and PFPC Inc. received fees of $34,252, $9,348, $4,337 and $8,097 from the Cash Management, Government, U.S. Treasury and New York Tax-Free Funds.

  In addition, BISYS Fund Services, Inc provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement. Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for each Fund, maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity.

                             INDEPENDENT AUDITORS

  The Board of Trustees of the Trust approved the continuation of Ernst & Young LLP as the Trust's independent auditors on January 26, 1999. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of Securities and Exchange Commission filings. Ernst & Young LLP's address is 787 Seventh Avenue, New York, New York 10019.

                                 FUND COUNSEL

  Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel to the Funds and also from time to time provides advice to the Adviser in its capacity as investment adviser to the Funds.

                             FINANCIAL STATEMENTS

  The financial statements appearing in the most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP, are incorporated by reference in this Statement of Additional Information. The Annual Report to shareholders which contains the referenced statements, are available upon request and without charge by calling 1-800-634-2536.

                           PART C. OTHER INFORMATION

Item 23.    Exhibits:

            Exhibit
            Number             Description
            ------             -----------
              *(a)       --    Amended and Restated Declaration of Trust.

             **(b)       --    By-Laws of Registrant.

               (c)       --    Not applicable

               (d)       --    Advisory Contract between Registrant and HSBC
                               Asset Management Americas, Inc.

           *(h)(1)       --    Administrative Services Contract between
                               Registrant and BISYS Fund Services.

           *(h)(2)       --    Administration and Accounting Services
                               Agreement between Registrant and BISYS Fund
                               Services.

               (e)       --    Distribution Agreement between Registrant and
                               BISYS Fund Services dated January 1, 1996.

               (f)       --    None

              *(g)       --    Custodian Agreement between Registrant and The
                               Bank of New York.

             *(h4)       --    Transfer Agency Agreement between Registrant and
                               BISYS Fund Services

             *(h7)       --    Fund Accounting Agreement between Registrant and
                               BISYS Fund Services

               (i)       --    Consent of Hale & Dorr


               (j)       --    Consent of Ernst & Young LLP, independent
                               auditors.

                 K       --    Not applicable

                 L       --    Not applicable

                 m1      --    Rule l2b-l Distribution Plan for Class A Shares

                 m2      --    Rule 12b-1 Distribution Plan for Class B and C
                               Shares

                *m3      --    Rule 12b-1 Shareholder Servicing Agreement
                               between Registrant and BISYS Fund Services, Inc.

                 m3      --    Distributor's Selected Dealer Agreement.

                (n)      --    Financial Data Schedules

                (o)      --    HSBC Funds Trust Rule 18f-3 Plan

     __________

 * Filed with Post-Effective Amendment No. 18 to the Trust's Registration Statement on April 28, 1997 and incorporated by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.
         -------------------------------------------------------------

         None.

Item 25. Indemnification.
         ---------------

         Reference is made to Article IV of Registrants By-Laws and paragraphs 9 and 10 of the Distribution Contract.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant has in force a National Union Fire Insurance Company Directors and Officers Liability Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of "any breach of duty, neglect, error, misstatement, misleading statement, omission or act done or wrongfully attempted" while acting as trustees or officers of the Registrant. The period of insurance under the present policy is for the one-year period ending August 1, 1999. The policy covers 100% of the excess of $100,000 up to an annual aggregate limit of $10,000,000 of any losses including legal and other expenses in connection with any claim.

Item 26.  Business and Other Connections
          of Investment Adviser
          ------------------------------

          HSBC Asset Management Americas Inc. also serves as the investment adviser to HSBC Mutual Funds Trust.

Item 27.  Principal Underwriter
          ---------------------

          (a) BISYS Fund Services is Sponsor and Distributor for HSBC Funds Trust and HSBC Mutual Funds Trust ("HSBC Trusts"). BISYS also acts as Distributor to a number of other registered investment companies not affiliated with HSBC Trusts.

          (b) Officers and Directors

              Name and              Positions and        Positions and
          Principal Business        Offices with          Offices with
               Address               Registrant           Underwriter
          ------------------        -------------        -------------
          BISYS Fund Service, Inc.       None         Sole General Partner
          3435 Stelzer Road
          Columbus, OH 43219

          WC Subsidiary Corporation      None         Sole Limited Partner
          150 Clove Road
          Little Falls, New Jersey 07424

          (c) Not applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          All accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

          (1) Records relating to management and advisory functions:
                  HSBC Asset Management Americas Inc.
                  250 Park Avenue
                  New York, NY 10177

          (2) Records relating to administration and distribution functions:
                  BISYS Fund Services
                  3435 Stelzer Road
                  Columbus, OH 43219

          (3) Records relating to fund accounting and transfer agency functions:
                  BISYS Fund Services
                  3435 Stelzer Road
                  Columbus, OH 43219

          (4) Records relating to custodial functions:
                  Bank of New York
                  90 Washington Street
                  New York, NY 10286

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          ------------

          (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a Trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

          (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that Section applied to the Registrant.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to Shareholders upon request without charge.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 30, 1999.


                                HSBC FUNDS TRUST
                                  (Registrant)

                                                  By: /s/
                                                  ---------------------------

                                                  Walter Grimm, President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                              Date
---------                   -----                              ----

/s/ Walter Grimm            President                          April 30, 1999
------------------------
Walter Grimm


                            Vice President
/s/ Anthony Fisher
------------------------
Anthony Fisher                                                 April 30, 1999



*   WOLFE J. FRANKL         Trustee                            April 30, 1999
------------------------
Wolfe J. Frankl



*  HARALD PAUMGARTEN        Trustee                            April 30, 1999
------------------------
Harald Paumgarten



*   JOHN P. PFANN           Trustee                            April 30, 1999
------------------------
John P. Pfann



*  ROBERT A. ROBINSON       Trustee                            April 30, 1999
------------------------
Robert A. Robinson

* Pursuant to Power of Attorney filed with Post-Effective Amendment No. 17 to Registration Statement Nos. 33-1312 and 811-4453.

                                 EXHIBIT INDEX
                                 -------------

            Exhibit
            Number             Description
            ------             -----------

               (e)       --    Distribution Agreement between Registrant and
                               BISYS Fund Services dated January 1, 1996.

               (i)       --    Consent of Hale & Dorr

               (j)       --    Consent of Ernst & Young LLP, independent
                               auditors.

                 m1      --    Rule l2b-l Distribution Plan for Class A Shares

                 m2      --    Rule 12b-1 Distribution Plan for Class B & C
                               Shares

                 m3      --    Distributor's Selected Dealer Agreement.

                (n)      --    Financial Data Schedules

                 o       --    HSBC Funds Trust Rule 18f-3 Plan